Exhibit 10.5

SUBLEASE AGREEMENT

BETWEEN

COLLEGE STATION INVESTORS LLC,

Landlord, AND

IBIO CMO LLC,

Tenant

Date: January 13, 2016

Property Address:         8800 Health Science Center Parkway, Bryan, Texas

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	8.2	No Waste	15
	8.3	Repair and Maintenance Obligations	15
	8.4	Services	15
	8.5	Personal Property	16

9.	Alterations and Improvements by Tenant.		16
	9.1	Alterations and Improvements	16
	9.2	Signage	17
	9.3	New Improvements; Tenant Mortgage	17

10.	Discharge of Liens		19
	10.1	No Liens, Encumbrances or Charges	19
	10.2	Mechanics’ and Materialmen’s Liens	19
	10.3	No Consent by Landlord to Construction Liens	19

11.	Compliance with Laws, Ordinances, Etc		19
	11.1	Compliance by Tenant	19
	11.2	Compliance with Insurance	20
	11.3	Right to Contest Compliance	20

12.	Landlord’s Right to Perform Tenant’s Covenants		21
	12.1	Right to Perform Tenant’s Covenants	21
	12.2	Reimbursement	21

13.	Entry on Property by Landlord		21

14.	Indemnification of Landlord		21

15.	Assignment; Subletting; Transfers		22
	15.1	Consent Standards	22
	15.2	Request for Consent	22
	15.3	Transfers Generally	22
	15.4	Permitted Transfers	22

16.	Surrender		23
	16.1	Surrender	23
	16.2	Holding Over	23
	16.3	Validity of Surrender	23

17.	Default Provisions		23
	17.1	Events of Default by Tenant	23
	17.2	Landlord’s Remedies	25
	17.3	Payment by Tenant	25
	17.4	No Waiver	26
	17.5	Cumulative Remedies	26
	17.6	Re-entry by Landlord	26
	17.7	Injunction	26
	17.8	Retention of Monies	26
	17.9	Recovery of Damages or Deficiencies	26
	17.10	Mitigation of Damage	27
	17.11	No Waiver of Tenant’s Obligations	27
	17.12	Waiver of Right of Redemption	27
	17.13	Lien on Leasehold Estate	27
	17.14	Payments on Account	27
	17.15	No Waiver	28
	17.16	Attorneys’ Fees and Disbursements	28
	17.17	Lease Valid until Terminated by Landlord	28
	17.18	Tenant’s Expenses	28

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18.	Landlord Mortgage; Mortgagee Protection Provisions		28
	18.1	Landlord Mortgage	28
	18.2	Ground Lessor’s, Landlord’s Mortgagee’s Protection Provisions	29

19.	Notices		29

20.	Quiet Enjoyment		30

21.	Amendments; Binding Effect; No Electronic Records		30

22.	Definitions		30
	22.1	Affiliate	30
	22.2	Default Rate	30
	22.3	Landlord	30
	22.4	Laws	31
	22.5	Tenant	31
	22.6	Tenant Party	31
	22.7	Unavoidable Delays	31

23.	Net Lease; Non-Terminability		31
	23.1	Non-Terminability	31
	23.2	Tenant Remains Obligated	31
	23.3	Tenant’s Waivers	31

24.	Hazardous Materials; Environmental Requirements		32
	24.1	Prohibition against Hazardous Materials	32
	24.2	Environmental Requirements	32
	24.3	Inspections; SDS	32
	24.4	Notice of Spills	32
	24.5	Removal of Hazardous Materials	33
	24.6	Tenant’s Indemnity	33
	24.7	Medical and Bioscience Use and Inspections	33
	24.8	Tenant’s Financial Assurance in the Event of a Breach	34

25.	Financial Information and Representations		34
	25.1	Financial Reports	34
	25.2	Representations and Warranties of Tenant	34

26.	Miscellaneous		35
	26.1	Brokerage	35
	26.2	Separability	35
	26.3	Estoppel Certificates	35
	26.4	Entire Agreement; No Reliance	36
	26.5	Recording	36
	26.6	Landlord’s Liability	36
	26.7	Records and Books of Account	36
	26.8	Captions	36
	26.9	Number and Gender	36
	26.10	Governing Law; Jurisdiction	36
	26.11	Landlord’s Expenses	37
	26.12	Joint and Several Liability	37
	26.13	No Merger	37
	26.14	No Mortgage or Joint Venture	37
	26.15	Confidentiality	37
	26.16	Landlord’s Lien	38
	26.17	Landlord Transfer	38
	26.18	Counterparts	38
	26.19	No Offer	39
	26.20	Waiver of Jury Trial	39
	26.21	Water or Mold Notification	39

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	26.22	Determination of Charges	39
	26.23	Prohibited Persons and Transactions	39
	26.24	WAIVER OF CONSUMER RIGHTS	39
	26.25	Security Service	39
	26.26	No Construction Contract	40
	26.27	Exhibits	40
	26.28	Indemnification	40

27.	Ground Lease		40
	27.1	Copy of Ground Lease	40
	27.2	Obligations under Ground Lease	40
	27.3	Expiration or Termination of Ground Lease	40
	27.4	No Termination or Amendment to Ground Lease	40
	27.5	Payment of Base Rent under Ground Lease	40

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LIST OF DEFINED TERMS

Page No.

A&M System	1
Additional Rent	6
Affiliate	30
All Risks	9
Architect	12
Base Rent	4
Bioproperties	1
Bioproperties Assignment	1
Breaches	21
Cash Sale	38
Collateral	38
Commencement Date	1
Default Rate	30
Environmental Requirements	32
Escrow Holder	13
Event of Default	23
Expiration Date	1
Extension Term	1
GAAP	27
Gross Sales	5
Ground Lease	1
Ground Lessor	1
Hazardous Materials	32
Imposition	7
Impositions	7
Improvements	1
Land	1
Landlord	1
Landlord Mortgage	28
Landlord’s Mortgagee	28
Law	31
Laws	31
Lease	1
Lease Date	1
LOSS	21
New Improvements	17
New Improvements Personalty	18
OFAC	39
Percentage Rent	4
Permitted Hazardous Substances	34
Permitted Mortgage	18
Permitted Occupant	22
Permitted Use	3
Property	1
Release	32
Rent	6
Replacement Property	16
Replacement Value	9
Requisition	13
Restoration	13
SDS	32
Substitute Tenant	27
Tangible Net Worth	27
Tenant	1
Tenant Party	31
Tenant’s Mortgagee	18
Transfer	22
UCC	38
Unavoidable Delays	31

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SUBLEASE AGREEMENT

This Sublease Agreement (this “Lease”) made as of January 13, 2016 (the “Lease Date”), between COLLEGE STATION INVESTORS LLC, a Texas limited liability company (“Landlord”), and IBIO CMO LLC, a Delaware limited liability company (“Tenant”).

WITNESSETH:

RECITALS

A.   The Board of Regents of the Texas A & M University System (the “A&M System”), as landlord, and Texas Bioproperties, LP (“Bioproperties”), as tenant, executed the Ground Lease Agreement dated as of March 8, 2010, relating to the tract of land described in Exhibit A attached hereto (the “Land”), as modified by Estoppel Certificate and Amendment to Ground Lease Agreement dated as of December 22, 2015 between the A&M System and Landlord (as modified, the “Ground Lease”). The A&M System or any successor to the A&M System as landlord pursuant to the Ground Lease is herein sometimes called the “Ground Lessor”.

B.   By Special Warranty Deed and Assignment of Ground Lease (the “Bioproperties Assignment”) dated as of December 22, 2015, Bioproperties assigned and conveyed to Landlord the leasehold estate created by, and rights of the tenant under, the Ground Lease and all buildings, fixtures, mechanical, electrical and plumbing systems and other improvements now or hereafter located on the Land (the “Improvements ”).

C.   Landlord wishes to sublease to Tenant, and Tenant wishes to sublease from Landlord, all of the “Premises” as defined in the Ground Lease, including but not limited to the Land, and all Improvements (including but not limited to the entire existing building containing approximately 140,000 square feet of area), and all appurtenances, easements and rights, if any, to the Land and Improvements, and any and all personal property owned by Landlord and situated in or on the Land and Improvements (collectively, the “Property”).

AGREEMENT

Landlord and Tenant hereby agree as follows:

1.           Demised Property and Term.

1.1         Lease Grant. Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of the Tenant, its successors and assigns, to be paid, kept and performed, has subleased, rented, sublet and demised, and by these presents does sublease, rent, sublet and demise unto Tenant, and Tenant does hereby sublease, rent, sublet and accept, upon and subject to the covenants, agreements, provisions, limitations and conditions hereinafter expressed, all of the Property. The Property is located at 8800 Health Science Center Parkway, Bryan, Texas. The Property is to be used and occupied only for the Permitted Use (as defined herein) and pursuant to all Laws, rules and regulations of the State of Texas, the provisions of the Ground Lease, and all restrictive covenants pertaining thereto as to which Landlord, Tenant and the Property may be bound.

1.2         Term. Tenant shall enjoy the tenancy of the Property subject to the provisions hereof, for a term commencing on the Lease Date (the “Commencement Date”), and ending at 11:59 p.m. on the day immediately preceding the expiration or termination of the initial term of the Ground Lease (the “Expiration Date”), subject to adjustment as provided in this Lease. For clarity, the Lease Date and the Commencement Date are the same date and such terms may be used herein interchangeably.

1.3         Extension Option. Provided that no defaults by Tenant remain uncured hereunder at the time of exercise of the extension option or at the commencement of the Extension Term, Tenant may extend the Term for a period (the “Extension Term”) of ten (10) years commencing on the Expiration Date and ending at 11:59 p.m. on the day immediately preceding the expiration or termination of the Ground Lease, as renewed and extended pursuant to Section 2.7 of the Ground Lease. If Tenant wishes to extend the Term for the Extension Term, Tenant shall give notice thereof to Landlord no later than one (1) year prior to the expiration of the initial Term. If Tenant gives the extension notice in a timely manner and no default by Tenant then remains uncured under this Lease, Landlord shall give notice to A&M System exercising Landlord’s renewal option pursuant to Section 2.7 of the Ground Lease. Notwithstanding anything to the contrary contained herein, if for any reason Landlord is not entitled to renew and extend the term of the Ground Lease (other than as a result of Landlord’s default in the payment of “Base Rent” under the Ground Lease which remains uncured either by Landlord or by Tenant as permitted herein), Tenant is not entitled to renew and extend the Term of this Lease. All the terms and provisions of this Lease applicable during the initial Term, including, without limitation, the provisions for calculation of Base Rent and Percentage Rent, shall apply during the Extension Term.

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1.4         Acceptance of Property. Tenant represents and warrants to Landlord that (a) Tenant has examined, inspected, and investigated to the full satisfaction of Tenant, the physical nature and condition of the Property, (b) neither Landlord nor any agent, officer, partner, joint venturer, employee, or representative of Landlord has made any representation whatsoever regarding the subject matter of this Lease or any part thereof, including (without limiting the generality of the foregoing) representations as to the applicable zoning, the physical nature or condition of the Property (including, without limitation, any latent defect) or operating expenses or carrying charges affecting the Property, or the existence or non-existence of asbestos, hazardous substance or waste, and (c) Tenant, in executing, delivering and performing this Lease, does not rely upon any statement, information, or representation to whomsoever made or given, whether to Tenant or others, and whether directly or indirectly, verbally or in writing, made by any person, firm or corporation. Without limiting the foregoing, but in addition thereto, TENANT ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS LEASE, LANDLORD HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (1) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY OF THE PROPERTY, (2) THE INCOME TO BE DERIVED FROM THE PROPERTY, (3)THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH TENANT MAY CONDUCT IN THE PROPERTY, (4) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (5) THE HABITABILITY, SUITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (6) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (7) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, (8) COMPLIANCE WITH ANY ENVIRONMENTAL REQUIREMENTS OR PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS, OR (9) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF LANDLORD IS AUTHORIZED TO MAKE, AND BY TENANT’S EXECUTION HEREOF, TENANT ACKNOWLEDGES THAT NO PERSON HAS MADE ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY OR THE TRANSACTION CONTEMPLATED HEREIN, EXCEPT AS EXPRESSLY PROVIDED IN THIS LEASE; AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE, IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF LANDLORD SHALL BE VALID OR BINDING UPON LANDLORD, EXCEPT AS EXPRESSLY PROVIDED IN THIS LEASE. TENANT FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, TENANT IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY LANDLORD AND AGREES TO ACCEPT THE PROPERTY ON THE LEASE DATE AND WAIVE AND RELEASE ALL OBJECTIONS, SUITS, CAUSES OF ACTION, DAMAGES, LIABILITIES, LOSSES, DEMANDS, PROCEEDINGS, EXPENSES AND CLAIMS AGAINST LANDLORD (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY, IN ANY CASE EXCEPT AS EXPRESSLY PROVIDED IN THIS LEASE. TENANT FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT LANDLORD HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION, EXCEPT AS EXPRESSLY PROVIDED IN THIS LEASE. EXCEPT AS EXPRESSLY PROVIDED IN THIS LEASE, LANDLORD IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. TENANT FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, TENANT ACCEPTS THE PROPERTY IN ITS “AS IS, WHERE IS” CONDITION AND BASIS WITH ALL FAULTS, EXCEPT AS EXPRESSLY PROVIDED IN THIS LEASE. THE PROVISIONS OF THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS LEASE. THE PROVISIONS OF THIS SECTION ARE AN IMPORTANT BASIS OF THE BARGAIN INDUCING LANDLORD TO LEASE THE PROPERTY. TENANT ACKNOWLEDGES THAT LANDLORD HAS AFFORDED TENANT A FULL OPPORTUNITY TO CONDUCT INVESTIGATIONS OF THE PROPERTY AS TENANT DEEMED NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY. No easement for light, air or view is included with or appurtenant to the Property. Any diminution or shutting off of light, air or view by any structure which may hereafter be erected (whether or not constructed by Landlord) shall in no way affect this Lease or impose any liability on Landlord.

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In addition to the disclaimers and negations of express and implied warranties contained herein, Tenant is accepting the Property subject to all of the disclaimers and negations of warranties set forth in the Ground Lease.

Furthermore, Tenant acknowledges that Landlord acquired the Property on December 22, 2015, and Tenant has been using and occupying the Property since December 22, 2015 pursuant to the Temporary Right of Entry Agreement – Real Property dated December 22, 2015 between Landlord and Tenant and the Temporary Right of Entry Agreement – Personal Property dated December 22, 2015 between Landlord and Tenant.

2.           Use of Property; Continuous Operation. The Property shall be used, and Tenant covenants and agrees to continuously at all times during the Term of this Lease to use the Property, solely for or to support pharmaceutical, medical, biotechnological, scientific and other similar research and development and the commercialization thereof, and ancillary uses and facilities that are complementary, supportive, related and/or incidental in nature to the foregoing, including but not limited to laboratory space, indoor/outdoor greenhouses, processing facilities, finishing facilities, storage and/or distribution facilities, administrative offices, office buildings, manufacturing facilities in each case to the extent permitted by the Ground Lease (the “Permitted Use”), and for no other use. Tenant will not use or occupy or allow the Property or any part thereof to be used or occupied for any illegal, unlawful, or disreputable purpose or use or in violation of the terms of the Ground Lease, any applicable restrictive covenants or any certificate of occupancy or certificate of compliance or certificate of need covering or affecting the use of the Property or any part thereof or in any manner which would cause structural injury to the Property, or any part thereof, or cause the value or usefulness of the Property, or any part thereof, to diminish the Property. Tenant will not suffer any act to be done or any condition to exist on the Property, or any part thereof, or any action to be brought thereon, which may constitute a nuisance, public or private, or waste, or which may make it impossible to obtain the insurance provided for herein or which may increase the cost of such insurance. Tenant shall not use, suffer or permit the Property, or any part thereof, to be used by Tenant, any third party or the public, as such, without restriction or in such manner as might impair Landlord’s leasehold title to the Property, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third parties, or of implied dedication of the Property, or any part thereof. Tenant shall, continuously throughout the Term carry on in the Property the type of business for which the Property is leased, operating its business in an efficient and reputable manner. Nothing contained in this Lease and no action by Landlord shall be construed to mean that Landlord has granted to Tenant any authority to do any act or make any agreement that may create in any third party or in the public any right, title, interest, lien, charge or other encumbrance upon the estate of the Landlord, as sublessor hereunder, in the Property.

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3.           Rent.

3.1         Rent. Tenant covenants and agrees to pay to Landlord, in lawful money of the United States, at the address specified in Section 19 or such other place as Landlord shall designate by notice to Tenant, during the aforesaid term, a fixed rent (the “Base Rent”) at an annual rate of $2,100,000.

Base Rent shall be paid in equal quarterly installments each in advance on the Commencement Date and thereafter on the first day of each February, May, August and November hereafter during the Term of this Lease.

On February 1, 2017, and each February 1st thereafter, the Base Rent will be increased (but not decreased) by the “CPI-U”, which is defined as the Consumer Price Index, All Urban Consumers (CPI-U), U.S. City Average, using 1982-84 as “Base Period”, as stated by the U.S. Department of Labor, Bureau of Labor Statistics. The CPI-U increases will be based on the percentage of change between the most recent September CPI-U and the September CPI-U from the previous year. By way of illustration, the increase in the Base Rent effective as of February 1, 2017 will be $2,100,000, increased by the percentage of change between the CPI-U for September 2015 and the CPI-U for September 2016. Landlord shall provide notice to Tenant on or before January 15 of the increase that is to take effect on the following February 1. If Landlord fails to timely provide to Tenant notice of such increase, Tenant shall continue to pay Base Rent in an amount equal to the immediately preceding quarterly installment until such time as Landlord provides to Tenant notice of the increase. In no event shall be the Base Rent for any year be decreased as a result of the CPI-U adjustment.

3.2         Base Rent under Ground Lease. Base Rent under the Ground Lease is to be adjusted effective as of March 8, 2030 and at the commencement of the Extended Term pursuant to Section 2.2 of the Ground Lease. Base Rent shall be increased by the amount of, and on the effective date of, any increase in “Base Rent” (as defined in the Ground Lease) pursuant to the Ground Lease, but the increases in Base Rent pursuant to this paragraph shall not be subject to escalation pursuant to the immediately preceding paragraph.

3.3         Net Lease. This is an absolutely net lease and the Base Rent, Percentage Rent, Additional Rent and all other sums payable hereunder by Tenant, shall be paid without notice or demand therefor, and without any abatement, deduction, set-off, counterclaim, suspension or defense for any reason whatsoever. It is the intention of Landlord and Tenant that the Base Rent payable by Tenant to Landlord during the entire Term of this Lease shall be absolutely net of all costs and expenses incurred in connection with or relating to the Property, including, without limitation, the following costs and expenses: all costs and expenses in connection with or relating to the ownership, management, operation, replacement, maintenance and repair of the Property in accordance with this Lease. Landlord shall have no obligations or liabilities whatsoever in connection with or relating to the Property or the management, operation, maintenance or repair of the Property during the Term of this Lease, and Tenant shall be responsible for all obligations of every kind and nature whatsoever in connection with or relating to the Property or any part thereof, including, without limitation, the ownership, management, operation, maintenance, replacement and repair of the Property in accordance with this Lease and the Ground Lease and Tenant shall pay all costs and expenses incurred in connection therewith before such costs or expenses become delinquent. Notwithstanding the foregoing, Landlord shall be responsible for paying the “Base Rent” under the Ground Lease as and when due thereunder.

3.4         Payment. The Base Rent shall be paid to Landlord promptly when due without notice or demand therefor, and without any abatement, deduction, set-off, counterclaim, suspension or defense for any reason whatsoever and shall be accompanied by all applicable state and local sales or use taxes.

3.5         Percentage Rent.

3.5.1           Payment. In addition to Base Rent, Tenant shall pay to Landlord, for each calendar year during the Term, percentage rent (“Percentage Rent”) determined by multiplying the total Gross Sales (as defined herein) for the particular calendar year by the applicable Percentage Rent Rate for each Tier of Gross Sales described in Exhibit B attached hereto. The formula for computing Percentage Rent is more fully described on Exhibit B attached hereto. Percentage Rent shall be paid in quarterly installments in arrears as follows, with each Tier in Exhibit B being divided by four (4) to take into account the quarterly payments: On or before the 1st day of each February, May, August and November during the Term (starting May 1, 2016), Tenant shall pay to Landlord, a sum of money equal to the product of the applicable Percentage Rent Rate multiplied by the total Gross Sales for each Tier of Gross Sales for such preceding calendar quarter. If the total of the quarterly payments of Percentage Rent for any calendar year is not equal to the annual Percentage Rent computed on the amount of Gross Sales for such calendar year in accordance with the applicable Percentage Rent Rate, then Tenant shall pay to Landlord any deficiency within 60 days after the end of such calendar year or Landlord shall credit against future Percentage Rent any overpayment, as the case may be.

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3.5.2           Gross Sales. As used herein, the term “Gross Sales” shall include the entire amount of the sales price, whether for cash or otherwise, of all sales of goods and services, and all other receipts whatsoever of all items processed or manufactured at the Property. Gross Sales shall be computed on an accrual, rather than a cash, basis. To the extent consistent with the accrual basis of accounting, deductions shall be allowed for the following amounts to the extent specifically relating to sales transactions during the applicable calendar quarter: uncollected or uncollectible credit accounts, service charges, finance charges, insurance, shipping charges, bank card charges and postage fees. Gross Sales shall not include sums collected by Tenant and paid out for any sales or similar tax imposed by any governmental authority nor any sums received by Tenant as grants, donations or other restricted funds from any governmental or non-profit entity or as escrowed funds or security deposits from any source, until such escrow or security may be released to Tenant without further restriction.

3.5.3           Sales Reports and Records. By the 20th day of each January, April, July and October during the Term (starting April 20, 2016), Tenant shall deliver to Landlord a statement of Gross Sales for the preceding calendar quarter and for the calendar year to date, certified by the chief financial officer of Tenant’s manager to be accurate, such statement shall reflect total Gross Sales. Within 90 days after the expiration of each calendar year and within 60 days after termination of this Lease, Tenant shall deliver to Landlord a like statement of Gross Sales for the preceding calendar year (or partial calendar year), certified to be correct by the chief financial officer of Tenant’s manager, and shall pay to Landlord any Percentage Rent due for such calendar year to the extent not already paid. All such statements shall be in such form and shall be accompanied by such supporting information as Landlord may reasonably require. If any such statement discloses an error in the calculation of the Percentage Rent for any period, an appropriate adjustment shall be made. Tenant shall record all receipts from sales or other transactions in such a manner to enable the proper computation of Gross Sales and Percentage Rent hereunder. Tenant shall keep at the Property or at Tenant’s principal office within the United States a complete and accurate set of books and records of Gross Sales and all supporting records which shall be preserved for at least 36 months after the end of the calendar year to which they relate, and if Landlord shall inspect, copy and/or audit Tenant’s statements for such calendar year, such books, records and evidence shall continue to be preserved until such inspection and/or audit has been concluded. Landlord and its agents may, at any reasonable time, inspect, copy and/or audit any or all of Tenant’s books and accounts, documents, records, sales tax returns, papers and files, which shall in any manner relate to Gross Sales, and at Landlord’s request, Tenant shall make all such data available for such examination at such reasonable times as Landlord shall specify. If it is determined by any such audit that any statement previously delivered to Landlord by Tenant was not accurate, an adjustment shall be made, and one party shall pay to the other party upon demand such sums as may be necessary so that the correct amount of Percentage Rent shall have been paid by Tenant to Landlord. If any Gross Sales statements are not submitted by Tenant or if the statements submitted are found to be incorrect to an extent of more than three percent (3%) over the figures submitted by Tenant, Tenant shall pay for Landlord’s inspection or audit on demand.

3.5.4           Insufficient Gross Sales. If (a) for any calendar year period from January 1, 2018 through December 31, 2019, Tenant’s Gross Sales are less than $5,000,000 or (b) for any calendar year period from and after January 1, 2020, Tenant’s Gross Sales are less than $10,000,000, then Tenant shall nevertheless pay to Landlord the Percentage Rent that would have been payable by Tenant if Tenant had achieved such minimum Gross Sales (for example, if Tenant’s Gross Sales for calendar year 2019 are $4,000,000. Tenant shall pay to Landlord Percentage Rent of $250,000), and shall pay no less than the Percentage Rent for the minimum Gross Sales for each subsequent calendar year.

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3.6         Additional Rent. Tenant will also pay to Landlord promptly when due, in lawful money of the United States at the address specified in Section 19 or such other place as Landlord shall designate by notice to Tenant, without notice or demand therefor and without any abatement, deduction, set off, counterclaim, suspension or defense for any reason whatsoever, as additional rent (the “Additional Rent”), all sums, Impositions (as defined in Section 4 hereof and which shall be payable directly to the tax authorities, utility providers and other entities assessing or charging such Impositions), costs, expenses and other payments which Tenant in any of the provisions of this Lease assumes or agrees to pay or which shall become due and payable from Tenant to Landlord under this Lease (other than Base Rent and Percentage Rent), and, in the event of any non-payment thereof, Landlord shall have (in addition to all other rights and remedies which Landlord may have hereunder) all the rights and remedies provided for herein or by law or equity in the case of non-payment of the Base Rent. Base Rent, Percentage Rent and Additional Rent are sometimes herein collectively referred to as “Rent.”

3.7         Late Payments. In the event any quarterly installment of Base Rent or Percentage Rent or any payment of or Additional Rent is not received by the Landlord within 5 days after the day when due, a late fee of 5% per month of the amount due shall be due and payable until the full amount of the Base Rent or Percentage Rent installment or Additional Rent payment is received by Landlord. In no event shall such late fee be deemed to grant to Tenant a grace period or extension of time within which to pay any Rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant’s failure to pay all Rent due under this Lease in a timely fashion, including, without limitation, the right to terminate this Lease. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest at the Default Rate from the due date until paid. Notwithstanding anything herein to the contrary, in no event shall the charges permitted under this Section 3.7 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful commercial rate of interest.

3.8         Proration of Rent. If the Commencement Date or Expiration Date occurs on a day other than the first day of a calendar month, the Base Rent and Percentage Rent for such partial calendar month shall be prorated and paid on the Commencement Date. Any apportionments or prorations of Rent to be made under this Lease shall be computed on the basis of a 365-day year.

3.9         Partial Payments. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance or pursue any other remedy in this Lease or at law or equity provided.

3.10       Manner of Payment. Tenant shall pay Rent, as above and as herein provided, by good and sufficient check drawn on a national banking association or, at Landlord’s election, by wire transfer.

4.         Payment of Taxes, Assessments, Etc.

4.1         Payment of Impositions by Tenant. Except as hereinafter provided in Section 4.2 hereof, Tenant covenants and agrees to pay, not later than 15 days before the first day on which any interest or penalty will accrue or be assessed for the non-payment thereof, all of the following items applicable to or affecting the Property or any part thereof accruing or payable from and after the Lease Date and during the Term of this Lease or applicable thereto: (a) all real estate taxes and assessments (including, without limitation, assessments for special business improvement or assessment districts), (b) personal property taxes, (c) occupancy and rent taxes and any sales tax applicable to this Lease, (d) water and sewer rents, rates and charges, and vault taxes, (e) real estate taxes, assessments and charges, (f) charges for public utilities, (g) license and permit fees, (h) any taxes, assessments or governmental or non-governmental levies, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or during or applicable to the Term of this Lease or any part thereof may be assessed, levied, confirmed, imposed upon, or grow or accrue or become due and payable out of, or charged with respect to, or become a lien on, the Property or any part thereof, or the sidewalks or streets in front of or adjoining the Property, or any vault, passageway or space in, over or under such sidewalk or street, or any other appurtenances to the Property, or any personal property, equipment or other facility used in the operation thereof, or the rent or income received therefrom, or any use or occupation of the Property, or the Rent payable hereunder, or any document to which Tenant is a party creating or transferring an interest or estate in the Property, and (i) any fines or penalties or similar governmental charges applicable with respect to any of the foregoing, together with interest and costs thereon (collectively, “Impositions,” individually, an “Imposition”); provided, however, that:

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4.1.1           To the extent permitted in the Ground Lease if, by Law, any Imposition which is an assessment not related to general property taxes may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments plus interest as may become due during the Term of this Lease, provided that all such payments shall be made before any fine, penalty, further interest or other charge for non-payment of any installment may be added thereto and provided further that all such installments for any such Imposition imposed or becoming a lien during the Term of this Lease shall be paid in full on or before the Expiration Date subject to apportionment as provided in Section 4.1.2 below.

4.1.2           any Imposition (including, without limitation, those Impositions which have been converted into installment payments by Tenant as referred to in Section 4.1.1, relating to a fiscal period of the taxing authority, a part of which period is included within the Term of this Lease and a part of which is included in a period of time before the commencement or after the expiration of the Term of this Lease, shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the Property, or shall become payable, during the Term of this Lease) be adjusted between Landlord and Tenant as of the commencement and expiration of the Term of this Lease, as the case may be, so that Landlord shall pay that portion of such Imposition which that part of such fiscal period included in the period of time after the expiration and prior to the commencement of the Term of this Lease bears to such fiscal period, and Tenant shall pay the remainder thereof. Tenant shall exhibit to Landlord paid receipts, if available, or other evidence of payment satisfactory to Landlord for all of the above items in this Section 4.1 not later than 15 days before the date any such Impositions become delinquent.

4.2         New Taxes. Nothing herein contained shall require Tenant to pay municipal, state or federal income, excess profits, capital levy, estate, succession, inheritance, real property transfer or gift taxes of Landlord, any corporate franchise tax imposed upon Landlord or any tax imposed because of the nature of the business entity of Landlord; provided, however, that if at any time during the Term of this Lease, the method of taxation prevailing at the Commencement Date shall be altered so that any new tax, assessment, levy (including, but not limited to, any municipal, state or federal levy), imposition or charge, or any part thereof, shall be measured by or be based in whole or in part upon the Property or any part thereof and shall be imposed upon Landlord, then all such new taxes, assessments, levies, impositions or charges, or the part thereof, shall be deemed to be included within the term “Impositions” to the extent that such Impositions would be payable if the Property were the only property of Landlord subject to such Impositions, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions. Notwithstanding anything to the contrary herein, Impositions shall include the Texas margin tax and/or any other business tax imposed under Texas Tax Code Chapter 171 and/or any successor statutory provision.

4.3         Contest of Impositions. Landlord may, at its expense, contest the amount or validity, in whole or in part, of any Imposition. In addition, if permitted by applicable Law and the Ground Lease, and provided no Event of Default (hereinafter defined) is then in existence, Tenant shall have the right, at its own expense, to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition (which payment may be made under protest, at Tenant’s option), unless such payment would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event, notwithstanding the provisions of Section 4.1, Tenant may postpone or defer payment of such Imposition, if and only if:

4.3.1           (a) neither the Property (nor any other premises owed by Landlord) nor any part thereof would by reason of such postponement or deferment be, in the judgment of Landlord (exercised in good faith), in danger of being forfeited or lost; and (b) no criminal liability could be, in the judgment of Landlord (exercised in good faith), imposed on Landlord by reason of such postponement or deferment; and

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4.3.2           Tenant shall have deposited with the assessing body, if required thereby, (a) the amount so contested and unpaid, together with all interest and penalties as reasonably estimated by Landlord in connection therewith and all charges as reasonably estimated by Landlord that may or might be assessed against or become a lien or charge on the Property or any part thereof in such proceedings, or (b) such other security (in the form of a surety company bond or otherwise) as may be required by the assessing body, or, if depositing with such assessing body is not required, Tenant shall have set aside appropriate reserves to pay such Impositions.

Upon the termination of any such proceedings, Tenant shall pay the amount of such Imposition or part thereof as finally determined as due in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith. If at any time during the continuance of such proceedings the assessing body shall reasonably deem the amount deposited or the undertaking insufficient, Tenant shall, upon 20 days’ prior written notice, make an additional undertaking or deposit with the assessing body as the assessing body reasonably may request, and upon failure of Tenant so to do, the amount theretofore deposited shall be applied by the assessing body to the payment, removal and discharge of such Imposition and the interest and penalties in connection therewith and any costs, fees (including, without limitation, reasonable attorneys’ fees and disbursements) or other liability accruing in any such proceedings, and the balance, if any, shall be returned to Tenant or the deficiency, if any, shall be paid by Tenant immediately on demand to the taxing authority to which such Imposition is payable.

Either Landlord or Tenant may, if it shall so desire, endeavor at any time or times to obtain a lowering of the assessed valuation upon the Property, or any part thereof, for the purpose of reducing taxes thereon, and in such event, the other party will cooperate in effecting such reduction.

4.4        Joinder of Landlord in Contest of Imposition. Landlord shall not be required to join in any proceedings referred to in Section 4.3 hereof unless the provisions of any Law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord or any owner of the Property, in which event, Landlord shall join in such proceedings or permit the same to be brought in its name. Landlord shall not be subject to any liability for the payment of any costs or expenses in connection with any such proceedings, and TENANT WILL INDEMNIFY, DEFEND AND SAVE HARMLESS LANDLORD FROM AND AGAINST ANY SUCH COSTS AND EXPENSES, INCLUDING, BUT NOT LIMITED TO, ATTORNEYS’ FEES AND DISBURSEMENTS, AND FROM ANY LIABILITY RESULTING FROM SUCH PROCEEDING.

Tenant shall be entitled to any refund with respect to any Imposition and penalties or interest thereon which have been paid by Tenant (whether directly or through escrowed funds), or which have been paid by Landlord but previously reimbursed in full to Landlord by Tenant.

4.5        Evidence of Imposition. The certificate, advice or bill of the appropriate official designated by Law to make or issue the same or to receive payment of any Imposition, or of non-payment of such Imposition, shall be prima facie evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

4.6         Appointment of Attorney-in-Fact. Landlord appoints Tenant the attorney-in-fact of Landlord for (and only for) the purpose of making all payments to be made by Tenant pursuant to any of the provisions of this Lease to persons or entities other than Landlord. In case any person or entity to whom any sum is directly payable by Tenant under any of the provisions of this Section 4 shall refuse to accept payment of such sum from Tenant, Tenant shall thereupon give written notice of such fact to Landlord and shall pay such sum directly to Landlord at the address specified in Section 19 hereof, and Landlord shall promptly pay such sum to such person or entity.

4.7         Payment of Impositions. Tenant shall make all payments of Impositions directly to the appropriate taxing authorities.

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5.         Insurance.

5.1         Tenant’s Insurance. Effective as of the Lease Date, and continuing throughout the Term, Tenant, at its own cost and expense, shall carry and maintain insurance coverage set forth below, but in no event less than the insurance coverages and amounts required to be maintained pursuant to the Ground Lease:

5.1.1       Property Insurance.

(a)          Insurance on the Improvements (including, without limitation, all alterations thereto and all additional Improvements hereafter made by Tenant) and all fixtures, mechanical/electrical/plumbing systems, appliances, equipment and other personal property incorporated into or otherwise permanently attached to the Land or Improvements and all other portions of the Property under a cause of loss-special risk form (formerly “all-risk”) policy or its equivalent insurance (hereinafter referred to as “All Risks”) including, without limitation, coverage for loss or damage by sprinkler leakage, theft, boiler and machinery, ordinance and law, sewer back-up, flood, windstorm and collapse coverage and including vandalism and malicious mischief endorsements; such insurance to be written with full replacement coverage (the “Replacement Value”), i.e., in an amount equal to the greater of (1) 100% of the full replacement cost of the Improvements and such fixtures, mechanical/electrical/plumbing systems, appliances, equipment and other personal property incorporated into or permanently attached to the Land or Improvements and any alterations or betterments thereto and all other portions of the Property (less the cost of excavations, foundations and footings below the basement floor) or (2) an amount sufficient to prevent Tenant from becoming a co-insurer of any loss under the applicable policy. The insurance company’s determination of the amount of coverage required in clause (1) above shall be binding and conclusive on Landlord and Tenant for purposes of the coverage required by clause (1). A stipulated value or agreed amount endorsement deleting the co-insurance provision of the policy shall be provided with such insurance.

(b)          All Risks Insurance covering the full replacement cost of all furniture, trade fixtures, and appliances, equipment and personal property not incorporated into or otherwise permanently affixed to the Land or Improvements (including property of Tenant or others) on the Property.

(c)          The Replacement Value shall include the cost of debris removal and the value of grading, paving, landscaping, architects, and development fees.

(d)          In the event that Tenant elects to construct additional improvements on the Land during the Term hereof as permitted herein, from the commencement date of such construction through final completion of such additional improvements, Tenant at its sole expense shall maintain or cause to be maintained builder’s risk insurance, and shall cause its contractors to maintain workers compensation insurance, in full compliance with Section 5.5 of the Ground Lease. Tenant shall furnish to Landlord and Ground Lessor evidence of coverage and any renewals or replacements of such insurance and to name Landlord and Ground Lessor as additional insureds under the builder’s risk policy. Notwithstanding anything in this Lease to the contrary, Tenant shall not be required to obtain and maintain the insurance described in Section

5.1.1 (a) – (c) with respect to such additional improvements until immediately prior to the termination of such builder’s risk insurance thereon.

5.1.2       Commercial General Liability Insurance. Commercial general liability insurance with respect to the Property and the operations related thereto, whether conducted on or off the Property, against liability for personal injury, including bodily injury and death, and property damage. Such comprehensive general liability insurance shall be on an occurrence basis and specifically shall include:

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(a)          Contractual Liability to cover Tenant’s obligation to indemnify Landlord as required hereunder;

(b)          Water damage and sprinkler leakage legal liability; and

(c)          Coverage for sudden and accidental releases of Hazardous Materials (defined below).

All such commercial general liability insurance as specified above shall be written for a combined single limit of not less than Ten Million Dollars ($10,000,000) or such greater amount which is in accordance with Tenant’s current liability policies or which Tenant is then maintaining for the Property (and, if the use and occupancy of the Property include any activity or matter that is or may be excluded from coverage under a commercial general liability policy, Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter in such amounts as Landlord may reasonably require). Such limit shall be subject to reasonable increase from time to time in accordance with the limits then being customarily carried on properties and buildings of similar age and construction and similarly situated as the Property.

5.1.3        Boiler and Machinery Insurance. Boiler and Machinery Insurance with limits as from time to time customary for like property of the same type of installation as the Property and appropriate in the light of the cost of repairing potential damage.

5.1.4         Miscellaneous Insurance. Such other insurance in such amounts as from time to time required by Ground Lessor or as may be reasonably required by Landlord, Landlord’s Mortgagee or Tenant’s Mortgagee.

5.1.5         Worker’s Compensation Insurance. Tenant further covenants and agrees, at its sole cost and expense, to take out and maintain at all times all necessary worker’s compensation insurance and employer’s liability insurance covering all persons employed by Tenant in and about the Property. In addition to the insurance carried by Tenant, during the course of any alteration or repair work undertaken by a contractor hired by or for Tenant, Tenant shall require such contractor to carry public liability insurance in limits of not less than the amounts herein specified for Tenant or such other amounts reasonably approved by Landlord.

5.1.6         Contractual Liability Insurance. Contractual liability insurance sufficient to cover Tenant’s indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant’s commercial general liability insurance policy).

5.1.7         Commercial Auto Liability Insurance. Commercial auto liability insurance (if applicable) covering automobiles owned, hired or used by Tenant in carrying on its business with limits not less than $1,000,000 combined single limit for each accident.

5.1.8         Business Interruption Insurance. Business interruption insurance in an amount equal to or greater than 12 months of Tenant’s actual, sustained probable loss.

5.2         Insurance Providers; Insurance Certificates. All insurance provided for in this Section 5 shall be in such form and shall be issued by such responsible insurance companies licensed to do business in the State of Texas as are reasonably approved by Landlord. Any insurance company rated by Best’s Insurance Guide (or any successor publication of comparable standing) as “A:XI” or better (or the equivalent of such rating) shall be deemed a responsible company and acceptable to Landlord. Upon execution of this Lease, and thereafter, not less than 30 days prior to the expiration dates of the expiring policies required pursuant to this Section 5, certificates of insurance and certified copies of insurance policies or renewal certificates, as the case may be, bearing notations evidencing the payment in full of premiums or accompanied by other evidence reasonably satisfactory to Landlord of such payment, shall be delivered by Tenant to Landlord. However, no review or approval of any insurance certificate or policy by Landlord shall derogate from or diminish Landlord’s rights or Tenant’s obligations hereunder.

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5.3         Named Insureds. The policies of insurance provided for in Section 5.1.1 shall name Landlord, Landlord’s Mortgagee, Tenant’s Mortgagee and Ground Lessor as additional insureds and loss payees, as their respective interests may appear. Landlord, Landlord’s Mortgagee and Ground Lessor shall be named as additional insureds under the policy provided for in Section 5.1.2. All other policies of insurance provided for in Section 5.1 shall name any Landlord’s Mortgagee, Ground Lessor, Landlord and Tenant as the insureds as their respective interests may appear. Subject to and in accordance with the provisions of Section 6 hereof, such policies shall also be payable, if required by Landlord’s Mortgagee, to such Landlord’s Mortgagee as the interest of such Landlord’s Mortgagee may appear.

5.4         Compliance with and No Violation of Insurance. Tenant shall not violate or permit to be violated any of the conditions, provisions or requirements of any insurance policy required by this Section 5, and Tenant shall perform, satisfy and comply with or cause to be performed, satisfied and complied with the conditions, provisions and requirements of the insurance policies and the companies writing such policies so that, at all times, companies reasonably acceptable to Landlord provide the insurance required by this Section 5.

5.5         Additional Insurance Provisions. Each policy of insurance required to be carried pursuant to the provisions of Section 5 shall contain (a) a provision that no act or omission of Landlord, Landlord’s Mortgagee, Tenant’s Mortgagee, Tenant or Ground Lessor shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, (b) an agreement by the insurer that such policy shall not be canceled, modified or denied renewal without at least 30 days’ prior written notice to Landlord, Landlord’s Mortgagee, Tenant, Tenant’s Mortgagee and Ground Lessor, (c) an agreement that if cancellation is due to non- payment of premiums, the insurer will so specify in the notice given in clause (b) above and will reinstate the policy upon payment of the premiums by Landlord, Landlord’s Mortgagee or Tenant’s Mortgagee, and (d) a waiver of subrogation by the insurer with respect to any and all claims including but not limited to those against Landlord, Landlord’s Mortgagee, Tenant, Tenant’s Mortgagee or Ground Lessor. If Tenant fails to comply with the insurance requirements contained herein or to deliver to Landlord, Landlord’s Mortgagee and Ground Lessor the certificates or evidence of coverage required herein, and such failure is not cured within 5 days after written notice to Tenant, Landlord, in addition to any other remedy available pursuant to this Lease or otherwise, may, but shall not be obligated to, obtain such insurance and Tenant shall pay to Landlord on demand the premium costs thereof, plus an administrative fee of 15% of such cost.

5.6         Nature of Tenant’s Insurance. Tenant’s insurance shall be primary and non-contributory when any policy issued to Landlord (without implying any obligation for Landlord to procure any such policy) provides duplicate or similar coverage, and in such circumstance Landlord’s policy will be excess over Tenant’s policy.

5.7         Insurance Limits. If by reason of changed economic conditions the insurance amounts referred to in this Lease become inadequate, upon Landlord’s request, the limits shall be reasonably increased by Landlord from time to time to meet changed circumstances using a CPI-U adjustment as provided in Section 3.1.

5.8         No Subrogation; Waiver of Property Claims. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any of the Property, to the extent (including applicable deductibles and exclusions) the same is insured against under any insurance policy of the types described in this Section 5 that covers the Property or business, or is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss (defined below). Additionally, Tenant waives any claim it may have against Landlord for any Loss to the extent such Loss is caused by a terrorist act. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier’s rights of recovery under subrogation or otherwise against the other party. Notwithstanding any provision in this Lease to the contrary, Landlord, its agents, employees and contractors shall not be liable to Tenant or to any Tenant Party for (and Tenant hereby releases Landlord and its servants, agents, contractors, employees and invitees from any claim or responsibility for) any damage to or destruction, loss, or loss of use, or theft of any property of any Tenant Party located in or about the Property, caused by casualty, theft, fire, third parties or any other matter or cause, regardless of whether the negligence of any party caused such loss in whole or in part. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for damage to, any property of any Tenant Party located in or about the Property.

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5.9         Landlord’s Insurance. Throughout the Term of this Lease, Landlord may, but shall not be obligated to, at its expense, maintain commercial general liability insurance in an amount determined by Landlord in its commercially reasonable discretion. The foregoing insurance policies and any other insurance carried by Landlord shall be for the sole benefit of Landlord and under Landlord’s sole control, and Tenant shall have no right or claim to any proceeds thereof or any other rights thereunder.

6.         Damage or Destruction.

6.1         Damage or Destruction. In case of damage to or destruction of the Property or any part thereof by fire or other casualty, Tenant will promptly give written notice thereof to Landlord and shall, in accordance with the provisions of this Section and all other provisions of this Lease, restore the same as nearly as possible to its value, condition and character immediately prior to such damage or destruction, subject to Tenant’s right to make alterations in conformity with and subject to the conditions of Section 9 hereof, and in conformity with the plans and specifications required to be prepared pursuant to Section 6.2, whether or not (a) such damage or destruction has been insured or was insurable, (b) Tenant is entitled to receive any insurance proceeds, subject, however, to Section 6.3, or (c) insurance proceeds are sufficient to pay in full the cost of the restoration work in connection with such restoration. Such restoration shall be commenced promptly (but no later than 60 days after the occurrence of such damage or destruction) and shall be prosecuted and completed expeditiously and with utmost diligence, Unavoidable Delays (hereinafter defined) excepted. Landlord, its agents and mortgagees may, from time to time, inspect the restoration without notice in the event of an emergency or, in other cases, upon reasonable advance notice to Tenant during normal business hours.

In addition, and regardless of whether the requirements of the Ground Lease are more burdensome than the requirements set forth herein, Tenant shall comply with all of the requirements of the Ground Lease regarding restoration of any casualty damage.

6.2         Documents Required Before Restoration. In the event of any damage or destruction of the Property or any part thereof by fire or other casualty, Tenant agrees to furnish to Landlord and Ground Lessor (if applicable) at least 20 days before the commencement of the restoration of such damage or destruction, the following:

6.2.1        complete plans and specifications for such restoration prepared by a licensed and reputable architect reasonably satisfactory to Landlord and Ground Lessor (if applicable) (the “Architect”), which plans and specifications shall meet with the reasonable approval of Landlord and Ground Lessor (if applicable), together with the approval thereof by all governmental authorities then exercising jurisdiction with regard to such work, and shall comply with all restrictive covenants affecting the Property, and which plans and specifications shall be and become the sole and absolute property of Landlord upon the expiration or any termination of this Lease.

6.2.2        contracts then customary in the trade with (a) the Architect, and (b) with a reputable and responsible contractor reasonably approved by Landlord, providing for the completion of such restoration in accordance with said plans and specifications, which contracts shall meet with the reasonable approval of Landlord.

6.2.3        assignments of the contracts with the Architect and the contractor so furnished, duly executed and acknowledged by Tenant, the Architect and the contractor by its terms to be effective upon the expiration or any termination of this Lease or upon Landlord’s re-entry upon the Property following a default by Tenant prior to the complete performance of such contract.

6.2.4         certificates of insurance as set forth in Section 5.2 and as otherwise reasonably required by Landlord.

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6.3         Insurance Proceeds. To the extent not required to be paid to Ground Lessor pursuant to the Ground Lease, all insurance money on account of such damage or destruction to the Property as of the Lease Date or any other Property that may hereafter be owned by Landlord or financed by Landlord shall be paid, at Landlord’s sole election, to Landlord’s Mortgagee, or otherwise a party designated by Landlord and reasonably acceptable to Tenant (“Escrow Holder”). Such insurance money, less the reasonable cost incurred by Landlord or Landlord’s Mortgagee in connection with adjustment of the loss and the collection thereof and Landlord’s review of the plans and specifications and contracts, shall be applied by Escrow Holder to the payment of the cost of the aforesaid restoration, including the cost of temporary repairs or for the protection of such Property pending the completion of permanent restoration (all of which temporary repairs, protection of such Property and permanent restoration are hereinafter collectively referred to as the “Restoration”). Provided no Event of Default then exists, upon written request of Tenant such insurance money shall be paid out to Tenant from time to time (but no more often than once per month) as such Restoration progresses pursuant to the provisions of this Section and shall be received by Tenant in trust for the purposes of paying the cost of such Restoration. The receipt by Escrow Holder of the following are conditions precedent to each payment of insurance money to be made to Tenant pursuant to this Section:

6.3.1        a requisition (“Requisition”) signed by the chief financial officer of Tenant’s manager, dated not more than 30 days prior to such request, certifying the following:

(a)          that the sum then requested either has been paid by Tenant, and/or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the Restoration therein specified, and giving a brief description of such services and materials and the several amounts so paid and/or due to each of said persons in respect thereof, and stating that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Tenant, that the sum then requested does not exceed the value of the services and materials described in the Requisition, and stating, in reasonable detail, the progress of the work in connection with the Restoration up to the date of the Requisition;

(b)          that, to the best of Tenant’s knowledge, except for the amount in such Requisition due for services or materials, there is no other amount then due for labor, wages, materials, supplies or services in connection with the Restoration, which, if unpaid, might become the basis of a vendor’s, mechanic’s, laborer’s, or materialman’s statutory or similar lien upon such Restoration or upon the Property or any part thereof;

(c)          that the materials, fixtures and equipment for which payment is being requested pursuant to this Section, are substantially in accordance with the plans and specifications approved by Landlord; and

(d)          in the event that any such Restoration involves expenditures in excess of One Hundred Thousand Dollars ($100,000) the Requisition shall be signed by, in addition to Tenant, the Architect.

6.3.2        a certificate or report of a title insurance company satisfactory to Landlord or Landlord’s Mortgagee, or other evidence reasonably satisfactory to Landlord or Landlord’s Mortgagee, to the effect that there has not been filed with respect to the Property or any part thereof or upon Tenant’s subleasehold interest therein any vendor’s, mechanic’s, laborer’s, materialman’s or other lien in respect of such services rendered or materials furnished which has not been discharged of record.

6.3.3         a certificate from the chief financial officer of Tenant’s manager stating that no Event of Default shall then exist.

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Simultaneously with receipt of the insurance money, Tenant shall deliver to Landlord acknowledgments of payment and waivers of lien from all Tenant’s general contractors and vendors and subcontractors for materials or subcontracts for labor, in each case in excess of $100,000 in connection with such restoration, to the extent of the work performed through the date of the previous request by Tenant for insurance money, subject to the right of Tenant to bond against any lien claims as provided in Section 10.2. To the extent required by applicable Law, 10% of each amount Requisitioned shall be withheld and disbursed upon completion of the Restoration and expiration of the time period within which to file mechanics liens.

6.4         Insurance Proceeds Deficiency. If the net insurance money as aforesaid at the time held by Escrow Holder shall be insufficient to pay the entire cost of such Restoration, Tenant will pay the deficiency, and Tenant shall immediately upon request of Landlord or Landlord’s Mortgagee at any time deposit with Escrow Holder cash or other security reasonably satisfactory to Landlord or Landlord’s Mortgagee to secure payment of such deficiency.

6.5         Disposition of Remaining Insurance Proceeds. Upon receipt by Escrow Holder of satisfactory evidence of the character required by Section 6.3 that the Restoration has been completed and paid for in full (including, without limitation, a true copy of the permanent or temporary certificate of occupancy for the building if a new certificate is being issued or if the then existing certificate is modified, and a then current, complete set of “as-built” plans for the building) and that there are no Events of Default then in existence, any balance of the insurance money at the time held by Escrow Holder shall be returned to Tenant and may be retained by Tenant.

6.6         Interest on Escrowed Funds. Escrow Holder shall maintain the funds held under this Article 6 in a separate account at a financial institution designated by Escrow Holder and reasonably acceptable to Landlord and Tenant. The funds in such account shall be invested and reinvested in a money-market or other interest bearing account for periods not to exceed 5 days and without incurring any withdrawal penalties or other monetary penalties or charges. The interest accruing on such funds in such account shall be credited to and become a part of the funds held by Escrow Holder under this Article 6. The funds in such account shall be controlled solely by Escrow Holder pursuant to the terms of this Article 6.

6.7         Restoration.

6.7.1        If the Property shall be partially or totally damaged or destroyed by fire or other casualty, Tenant shall restore such damage or destruction as previously provided in this Section 6, Rent shall continue to be due and payable as if no damage or destruction had occurred, and this Lease shall remain in full force and effect. In no event shall Rent abate, nor shall this Lease terminate (subject to Section 6.7.2), by reason of such damage or destruction.

6.7.2        If the Property other than the Land is “substantially damaged” (as defined in Section 8.2 of the Ground Lease) by fire or other casualty during the last 5 years of the Term of this Lease or during the Extension Term, Tenant shall have the right to terminate this Lease, provided that notice thereof is given to Landlord and the A&M System not later than 60 days after such substantial damage or destruction. In such event, then subject to the rights of any Landlord’s Mortgagee and Tenant’s Mortgagee, all insurance proceeds applicable to such damage or destruction shall be assigned by Tenant to Ground Lessor; provided that any excess insurance proceeds remaining after restoration or demolition of any damaged buildings and removal of debris shall be returned to and paid over to Landlord. If Tenant does not elect to so terminate this Lease pursuant to this Section, then Tenant shall repair such damage and restore the Property in accordance with the foregoing sections of this Article 6 and this Lease shall remain in full force and effect.

6.8         Waiver of Conflict. To the extent the provisions of this Section or otherwise in this Lease shall conflict with the provisions of any Laws of the State of Texas, or any agency or political subdivision thereof, controlling the rights and obligations of parties to leases in the event of damage by fire or other casualty to leased space, the provisions of this Section and this Lease shall govern and control and such conflicting laws shall be deemed expressly waived by the parties hereto to the extent allowed by such Laws.

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7.         Condemnation. The provisions of Article XI of the Ground Lease shall apply in the event of any total or partial condemnation of the Property. Landlord shall make all elections of the “Tenant” under the Ground Lease; provided, however, in the event of a partial taking Landlord shall collaborate in good faith with Tenant in making such elections in a manner that facilitates Tenant’s restoration of and continued operations in the remainder portion of the Property to the extent commercially reasonable in Tenant’s and Landlord’s mutual determination. In no event shall Tenant hereby be entitled to any portion of any condemnation award except to the extent of any separate award for any equipment or personal property of Tenant (and not leased from Landlord hereunder).

8.         Repairs and Maintenance; Services.

8.1         Repairs and Maintenance. Tenant shall, at its own cost and expense, keep and maintain the Property in good, clean, first class condition and repair and make all necessary repairs and replacements to the Property, whether structural or non-structural, including, but not limited to, the roof, exterior, foundation, structural and operational parts, equipment, paving, parking lots and landscaping (including mowing of grass and care of shrubs), pipes, water, sewage and septic system, heating system, plumbing system, window glass and all fixtures and appurtenances and all other portions of the Property used in connection with the Land and Improvements so that the Improvements are in at least substantially the same condition as when received by Tenant, reasonable wear and tear and insured casualty excepted. If Tenant defaults in its obligation to make such repairs or replacements, which default continues after the expiration of any applicable notice and cure period provided herein, Landlord may, but shall not be required to, make such repairs and replacements for Tenant’s account, and the actual expense thereof together with interest at the Default Rate thereon and an administrative fee of 15% of the cost thereof shall constitute and be collectible as Additional Rent. Tenant shall maintain at its sole cost and expense all portions of the Property in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions. At least 14 days before the end of the Term of this Lease, Tenant shall deliver to Landlord a certificate from an engineer reasonably acceptable to Landlord certifying that the HVAC, life safety, plumbing, electrical and mechanical systems in the Improvements are then in good repair and working order, reasonable wear and tear and insured casualty excepted.

8.2         No Waste. Tenant will not do or suffer any waste or damage, disfigurement or injury to the Property or any part thereof.

8.3         Repair and Maintenance Obligations. It is intended by Tenant and Landlord that Landlord shall have no obligation, in any manner whatsoever, to repair or maintain the Property (or any equipment therein), whether structural or nonstructural, all of which obligations are intended, as between Landlord and Tenant, to be those of Tenant. Tenant expressly waives the benefit of any statute now or in the future in effect which would otherwise afford Tenant the right to make repairs at Landlord’s expense or to terminate this Lease because of Landlord’s failure to keep the Property in good order, condition and repair.

8.4         Services. Tenant shall, at Tenant’s sole cost and expense, supply the Property with electricity, heating, ventilating and air conditioning, water, natural gas, lighting, replacement for all lights, restroom supplies, telephone service, window washing, security service, janitor, scavenger and disposal services, and such other services as Tenant determines to furnish to the Property. Tenant shall also pay for all maintenance upon such utilities. Landlord shall not be in default hereunder or be liable for any damage or loss directly or indirectly resulting from, nor shall the Rent be abated or a constructive or other eviction be deemed to have occurred by reason of, the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, any failure to furnish or delay in furnishing any such services, whether such failure or delay is caused by accident or any condition beyond the control of Landlord or Tenant or by the making of repairs or improvements to the Property or otherwise, or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any form of energy serving the Property, whether such results from mandatory governmental restriction or voluntary compliance with governmental guidelines or otherwise. Tenant shall pay the full cost of all of the foregoing services as Additional Rent.

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8.5         Personal Property. Tenant shall, at its own cost and expense, keep and maintain all personal property located in the Property, regardless of whether owned by Landlord or by Tenant, in good, clean condition and repair and make all necessary repairs and replacements to such personal property. Tenant shall at no time during the Term of this Lease remove from the Property (a) any personal property of Landlord or (b) any of Tenant’s personal property, except Tenant may remove from the Property any such personal property which is obsolete or unfit for use or which is no longer useful in the operation of the Property so long as such personal property is immediately replaced with personal property which is current, fit for use and useful in the operation of the Property and Tenant complies with any applicable provisions of this Lease with respect thereto (i.e., requirements in connection with alterations). Subject to the provisions of Section 9.3 and Section 26.16 hereof, any such personal property that replaces an item owned by Landlord or Tenant (“Replacement Property”) shall be the property of Tenant, free and clear of any lien, security interest or other encumbrance.

9.         Alterations and Improvements by Tenant.

9.1         Alterations and Improvements. Unless required by Law or any governmental authority, and except as provided in the next sentence, Tenant shall not make any alterations or improvements (except repairs and maintenance pursuant to Section 8) to the Property or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant need not seek the consent of Landlord to alterations or improvements to be commenced or performed in any calendar year that, individually, are $250,000 or less, or in the aggregate, are $500,000 or less, in each case, in value or cost (whichever is higher). Notwithstanding anything to the contrary herein, in no event shall Tenant make any alterations or improvements which would adversely affect the structure, structural integrity or exterior facades of the Improvements, or the MEP systems serving the Improvements, without obtaining the prior written consent of Landlord, which consent may be withheld in Landlord’s reasonable discretion. In no event shall Tenant be permitted to install underground storage tanks or underground fuel systems on the Property. Landlord’s refusal to consent to the installation of an underground tank or underground fuel system shall be conclusively presumed to be reasonable. Any such alterations or improvements in or to the Property requiring the approval of Landlord shall be subject, however, in all cases to the following:

9.1.1        Any improvement or alteration shall be made with at least 30 days’ prior notice to the Landlord, unless a governmental authority requires otherwise or except in the case of an emergency, in which case, Tenant shall give Landlord as much notice as is practicable, accompanied by a copy of the proposed plans and specifications in detail reasonably sufficient for Landlord to review same, the identity of the contractor and any subcontractors, and a copy of all contracts with respect to the improvement or alteration, and shall be made promptly at the sole cost and expense of the Tenant and in a good and workmanlike manner and in compliance in all respects with all applicable Laws, ordinances, codes, rules, regulations, permits and authorizations promulgated or issued by any governmental authority having jurisdiction thereof and all restrictive covenants affecting the Property. Tenant shall reimburse Landlord immediately upon demand for any reasonable costs and expenses incurred by Landlord in connection with Landlord’s review of Tenant’s proposed plans and specifications, or any revisions thereof. Upon Landlord’s request, to be made not more frequently than once per calendar year, Tenant shall deliver to Landlord “as-built” plans and specifications for any work theretofore completed. Landlord’s consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord’s acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws or restrictive covenants, and Tenant shall be solely responsible for ensuring all such compliance.

9.1.2        The Property shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Property.

9.1.3         NOTICE IS HEREBY GIVEN THAT LANDLORD SHALL NOT BE LIABLE FOR ANY LABOR OR MATERIALS FURNISHED TO OR FOR THE TENANT. FURTHERMORE, NOTICE IS HEREBY GIVEN TO TENANT AND TENANT’S MECHANICS, LABORERS AND MATERIALMEN WITH RESPECT TO THE PROPERTY THAT NO MECHANIC’S, MATERIALMAN’S OR LABORER’S LIEN SHALL ATTACH TO OR AFFECT THE REVERSION OR OTHER INTEREST OF LANDLORD IN OR TO THE PROPERTY.

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9.1.4        No alteration or improvement shall, when completed, be of such a character as to render the Property anything other than a complete, self-contained structural unit, capable of being operated for the Permitted Use.

9.1.5        Worker’s compensation and general liability insurance with respect to the alterations and improvements as required by Section 5.1 shall be maintained and/or provided.

9.1.6        All fixtures, work, alterations, additions, improvements or equipment installed or made by Tenant, or at Tenant’s expense, upon or in the Property shall be the Property of Landlord. All personal property and moveable equipment and trade fixtures owned by Tenant upon or in the Property shall remain the property of Tenant unless Tenant fails to remove such personal property, equipment and trade fixtures upon termination of this Lease or surrender by Tenant of the Property to Landlord. All items not so removed shall, at Landlord’s option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items.

9.2         Signage. Provided that the installation and maintenance thereof complies with all Laws, ordinances, rules, regulations and restrictive covenants, and Tenant has received all approvals, consents, and permits required therefor by all Laws, ordinances, rules, regulations, restrictive covenants and the Ground Lease, Tenant may install and maintain signs on the Property whose design, color scheme, location, material composition, and method of installation are approved by Landlord (which approval shall not be unreasonably withheld) and by Ground Lessor. Tenant shall maintain such signs in a good, clean, and safe condition in accordance with all Laws, ordinances, rules, regulations and restrictive covenants. Tenant shall repair all damage caused by the installation, use, maintenance, and removal of the signs and, upon their removal, restore the Property where such signs were located to their condition immediately before the installation thereof (ordinary wear and tear excepted, other than any discoloration caused thereby). Tenant shall, at its risk and expense, remove the signs and perform all restoration work as provided above within ten days after the occurrence of any of the following events: (a) the termination of Tenant’s right to possess the Property; (b) the termination of this Lease; (c) the expiration of the Term of this Lease; or (d) Tenant’s vacating the Property. If Tenant fails to do so within such ten-day period, Landlord may, without compensation to Tenant, perform such work and dispose of the signs in any manner it deems appropriate or deem such signs abandoned and, after removing Tenant’s logo therefrom, use such signs; Tenant shall pay to Landlord all reasonable costs incurred in connection therewith within 30 days after Landlord’s request therefor.

9.3         New Improvements; Tenant Mortgage. The following general principles shall apply if Tenant wishes to have any additional buildings or other improvements constructed on the Land (collectively, “New Improvements”). At the request of either Landlord or Tenant, the parties shall amend this Section 9.3 to set forth in greater detail the provisions relating to New Improvements.

9.3.1        No New Improvements may be constructed except in compliance with this Section 9.3 and the Ground Lease. This Section 9.3 does not govern repairs and maintenance and minor alterations, which are governed by Sections 8.1, 8.2, 8.3 and 9.1, or restoration following casualty to improvements owned by Landlord, which is governed by Section 6.7.2.

9.3.2         If Tenant wants to add New Improvements, it will discuss with Landlord the New Improvements, including presenting preliminary drawings and cost estimates and the business case for the need for the New Improvements.

9.3.3        Landlord will have the right, but not the obligation, to make an offer to Tenant for the development and ownership or financing of the New Improvements, including proposed adjustments to rent and other provisions of this Lease to reflect the New Improvements. Tenant is not obligated to accept Landlord’s offer.

9.3.4        Any New Improvements will be made only in compliance with the Ground Lease and after obtaining any necessary consents from the A&M System regarding the New Improvements and the financing thereof. Landlord will cooperate with Tenant in attempting to obtain modifications to the requirements in Schedule 3.2 to the Ground Lease to accommodate the proposed New Improvements. Landlord will have the same approval rights as the A&M System has. Any New Improvements that are not developed and owned by Landlord shall be constructed in accordance with the requirements of Section 9.1 (but with no exceptions to the requirements of Landlord’s consent set forth therein).

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9.3.5       If Landlord and Tenant do not reach agreement regarding the development, ownership and financing of the New Improvements, Tenant may obtain financing for an amount not to exceed 80% of the cost of the New Improvements and personal property to be owned by Tenant to be located in the New Improvements (the “New Improvements Personalty”) in accordance with the following:

(a)          No Event of Default under this Lease remains uncured.

(b)          The lender must be a bona fide financial institution or other institutional investor unrelated to Tenant, for its own account and/or as administrative/collateral agent or indenture trustee for others (a “Tenant’s Mortgagee”).

(c)          Tenant must deliver to Landlord in advance a bona fide pro forma income statement for the combined operation of the existing building and the New Improvements demonstrating a pro forma debt service coverage ratio of 1.2:1. The debt service coverage ratio shall be calculated after deductions from pro forma net income for all amounts payable under the Ground Lease and this Lease and the performance of all obligations of Tenant under the Ground Lease and this Lease, as well as operating expenses. Debt service includes principal, interest and other payments to Tenant’s Mortgagee.

(d)          The financing must be fully amortized prior to the end of the initial, primary Term of this Lease.

(e)          The financing may be secured by mortgage liens covering only Tenant’s subleasehold estate created hereby and the New Improvements Personalty (a “Permitted Mortgage”).

(f)          Landlord will afford to Tenant’s Mortgagee substantially the same protections as set forth in Article IV of the Ground Lease, including without limitation notice of default and opportunity to cure, an agreement not to amend this Lease in a manner that adversely affects the rights of Tenant’s Mortgagee and an agreement not to terminate this Lease except in accordance with the provisions for termination following an Event of Default.

(g)          In the event of a casualty affecting the New Improvements and New Improvements Personalty (and not the existing improvements and personal property owned by Landlord), subject to the provisions of the Ground Lease and so long as no Event of Default then remains uncured under this Lease, the casualty insurance proceeds will be paid to Tenant’s Mortgagee for disbursement to Tenant for reconstruction. If a casualty affects the New Improvements and New Improvements Personalty and the existing improvements and personal property owned by Landlord, the amount of insurance proceeds will be allocated between the various improvements and personal property and the portion allocable to the New Improvements and New Improvements Personalty will be governed by this paragraph.

(h)          Landlord shall be obligated to deliver an estoppel certificate to Tenant’s Mortgagee.

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10.        Discharge of Liens.

10.1        No Liens, Encumbrances or Charges. Except for Permitted Mortgages covering only Tenant’s subleasehold estate created hereby and any New Improvements Personalty, Tenant shall not create or permit to be created any lien, encumbrance or charge upon the Property or any part thereof or the income therefrom or this Lease or the leasehold estate created hereby, and Tenant shall not suffer any other matter or thing whereby the estate, rights and/or interest of Tenant and/or Landlord (or any part thereof) in the Property or any part thereof might be encumbered by any such lien, security interest, encumbrance or charge.

10.2        Mechanics’ and Materialmen’s Liens. If any mechanic’s, laborer’s, materialman’s or other lien shall at any time be filed against the Property or any part thereof, Tenant, within 20 days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy Landlord may have hereunder or at law or equity, Landlord may, but shall not be obligated to, discharge the same and Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Landlord in connection with the discharge of the lien and/or the prosecution of such action, together with interest thereon at the Default Rate from the respective dates of Landlord’s making of the payment or incurring of the cost and expense to the date Tenant reimburses Landlord for such amount, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord immediately on demand.

10.3        No Consent by Landlord to Construction Liens. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of Landlord’s interest in this Lease or its estate as sublandlord hereunder in the Property or any part thereof. Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of “landlord-tenant” (thereby excluding a relationship of “owner-contractor,” “owner-agent” or other similar relationships) and that Tenant is not authorized to act as Landlord’s common law agent or construction agent, or to encumber Landlord’s estate hereunder in connection with any work performed on the Property. Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant, any contractor or subcontractor of Tenant or any Tenant Party for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Property, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon Landlord’s interest in this Lease or its estate hereunder in the Property due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or materialman any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work. TENANT SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS LANDLORD AND ITS AGENTS AND REPRESENTATIVES FROM AND AGAINST ALL CLAIMS, DEMANDS, CAUSES OF ACTION, SUITS, JUDGMENTS, DAMAGES AND EXPENSES (INCLUDING ATTORNEYS’ FEES) IN ANY WAY ARISING FROM OR RELATING TO THE FAILURE BY ANY TENANT PARTY TO PAY FOR ANY WORK PERFORMED, MATERIALS FURNISHED, OR OBLIGATIONS INCURRED BY OR AT THE REQUEST OF A

TENANT PARTY. This indemnity provision shall survive termination or expiration of this Lease.

11.       Compliance with Laws, Ordinances, Etc.

11.1        Compliance by Tenant. Throughout the Term of this Lease, Tenant, at its sole cost and expense, will promptly comply in all respects with all present and future Laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officers (including, without limitation, all environmental Laws, ordinances, orders, rules, regulations and requirements), and all orders, rules and regulations of the National Board of Fire Underwriters, or any other body or bodies exercising similar functions, foreseen or unforeseen, ordinary, as well as extraordinary, and all restrictive covenants, which may be applicable to the Property or any part thereof and the sidewalks, alleyways, passageways, curbs and vaults adjoining the Property or to the use or manner of use of the Property or the owners, tenants or occupants thereof, whether or not such Law, ordinance, order, rule, regulation, restrictive covenant, or requirement shall necessitate structural changes or improvements or other work or interfere with the use and enjoyment of the Property.

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11.2        Compliance with Insurance. Tenant shall likewise observe and comply in all respects with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Property and the improvements thereon, and Tenant shall, in the event of any violation or any attempted violation of the provisions of this Section 11.2, take steps immediately upon knowledge of such violation or attempted violation to remedy or prevent the same, as the case may be.

11.3        Right to Contest Compliance. Provided no Event of Default is then in existence, Tenant shall have the right, after prior written notice to Landlord and Ground Lessor, to contest by appropriate legal proceedings diligently conducted in good faith, in the name of Tenant or Landlord or both, at Tenant’s sole cost and expense and without cost or expense to Landlord, the validity or application of any Law, ordinance, order, rule, regulation or requirement of the nature referred to in Section 11.1 and defer compliance therewith during the pendency of such contest, subject to the following:

11.3.1        If compliance therewith, pending the prosecution of any such proceeding, may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Property or any part thereof and without subjecting Landlord to any liability, civil or criminal, or fine or forfeiture, for failure so to comply therewith during such period, then Tenant may delay compliance therewith until the final determination of such proceeding.

11.3.2        If any lien, charge or civil liability would be incurred by reason of any such delay, Tenant, nevertheless, may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord to criminal liability, fine or forfeiture, or the Property to a lien, and Tenant, prior to instituting any such proceedings, furnishes to Landlord a letter of credit or bond or undertaking by a surety company or cash deposit or other security reasonably satisfactory to Landlord (such choice of security to be at Landlord’s sole option), securing compliance with the contested Law, ordinance, order, rule, regulation or requirement and payment of all interest, penalties, fines, fees and expenses in connection therewith.

11.3.3        Any such proceeding instituted by Tenant shall be begun as soon as is reasonably possible after the passage or issuance of any such Law, ordinance, order, rule, regulation or requirement and the application thereof to Tenant or to the Property and shall be prosecuted to final adjudication with dispatch and due diligence.

11.3.4        Notwithstanding anything to the contrary herein, Tenant shall promptly comply with any such Law, ordinance, order, rule, regulation or requirement being contested and compliance shall not be deferred if at any time the Property, or any part thereof, shall be in danger of being forfeited or lost or if Landlord shall be in danger of being subjected to criminal liability or penalty by reason of noncompliance therewith.

11.3.5         TENANT AGREES TO INDEMNIFY, DEFEND AND HOLD LANDLORD AND LANDLORD’S MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTION, JUDGMENTS, DAMAGES, FINES, FORFEITURES, COSTS, AND EXPENSES, INCLUDING, BUT NOT LIMITED TO, ATTORNEYS’ FEES AND DISBURSEMENTS, ARISING OUT OF OR IN CONNECTION WITH TENANT’S FAILURE TO COMPLY WITH AND/OR CONTESTING ANY SUCH LAW, ORDINANCE, ORDER, RULE, REGULATION OR REQUIREMENT PURSUANT TO THE PROVISIONS OF THIS SECTION 11.3.

Landlord will execute and deliver any appropriate papers which may be reasonably necessary or proper to permit Tenant to contest the validity or application of any such Law, ordinance, order, rule, regulation or requirement.

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12.        Landlord’s Right to Perform Tenant’s Covenants.

12.1        Right to Perform Tenant’s Covenants. If, after any applicable grace and/or notice period but without notice or grace in the case of an emergency, Tenant shall at any time fail to pay any Imposition in accordance with the provisions of Section 4 hereof or to take out, pay for, maintain or deliver any of the insurance policies provided for in Sections 5 or 9 hereof, or shall fail to make any other payment or perform any other act on its part to be made or performed under this Lease, or shall default in the performance of any of its obligations under this Lease (hereinafter referred to as “Breaches”), then Landlord, or any Landlord’s Mortgagee or Ground Lessor, without thereby waiving such Breach or releasing Tenant from any obligation contained in this Lease, may (but shall not be obligated to), perform the same for the account of and with the expense thereof to be paid by Tenant, and may (but shall be under no obligation to) enter upon the Property for any such purpose and take all such action thereon, as may be necessary therefor.

12.2        Reimbursement. All sums so paid by Landlord or Landlord’s Mortgagee or Ground Lessor pursuant to Section 12.1 and all costs and expenses, including, without limitation, all reasonable legal fees and disbursements incurred by Landlord or Landlord’s Mortgagee in connection with the performance of any such act pursuant to Section 12.1, together with interest thereon at the Default Rate from the respective dates of Landlord’s or Landlord’s Mortgagee’s or Ground Lessor’s making of each such payment or incurring of each such cost and expense to the date paid by Tenant to Landlord or Landlord’s Mortgagee or Ground Lessor shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord or Landlord’s Mortgagee or Ground Lessor immediately on demand.

13.        Entry on Property by Landlord. Tenant will permit Landlord and Ground Lessor and their authorized representatives to enter the Property at all reasonable times and hours upon reasonable notice to Tenant (who shall have the opportunity to have a representative of Tenant present), which may be oral notice, except in cases of real or apparent emergency (in which case no notice shall be required), for the purpose of (a) inspecting the same, and (b) making any necessary repairs thereto and performing any work therein that Landlord may be entitled to make or perform, respectively, pursuant to the provisions of Section 12.1 hereof. Nothing herein shall imply any duty upon the part of Landlord to do any such work, and performance thereof by Landlord shall not constitute a waiver of Tenant’s default in failing to perform the same.

14.        Indemnification of Landlord. SUBJECT TO SECTION 5.8, TENANT SHALL DEFEND, INDEMNIFY, AND HOLD HARMLESS LANDLORD AND GROUND LESSOR AND THEIR MEMBERS, MANAGERS, OFFICERS, REPRESENTATIVES AND AGENTS FROM AND AGAINST ALL CLAIMS, DEMANDS, LIABILITIES, CAUSES OF ACTION, SUITS, JUDGMENTS, DAMAGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) ARISING FROM (a) ANY INJURY TO OR DEATH OF ANY PERSON OR THE DAMAGE TO OR THEFT, DESTRUCTION, LOSS, OR LOSS OF USE OF, ANY PROPERTY OR INCONVENIENCE (A “LOSS”) OCCURRING IN OR ON THE PROPERTY OR ANY STREET, ALLEY, SIDEWALK, CURB, VAULT, PASSAGEWAY OR SPACE ADJACENT THERETO OR ARISING OUT OF THE INSTALLATION, OPERATION, MAINTENANCE, REPAIR OR REMOVAL OF ANY PROPERTY OF ANY TENANT PARTY LOCATED IN OR ABOUT THE PROPERTY OR (b) ANY VIOLATION BY TENANT OF THE TERMS OF THE GROUND LEASE (WITH THE EXCEPTION OF THE OBLIGATION OF LANDLORD TO PAY BASE RENT THEREUNDER). IT BEING AGREED THAT THIS INDEMNITY IS INTENDED TO INDEMNIFY LANDLORD AND GROUND LESSOR AND THEIR MEMBERS, MANAGERS, OFFICERS, OR AGENTS AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE OR FAULT, EVEN WHEN LANDLORD AND GROUND LESSOR AND THEIR MEMBERS, MANAGERS, OFFICERS, OR AGENTS ARE JOINTLY, COMPARATIVELY, CONTRIBUTIVELY, OR CONCURRENTLY NEGLIGENT WITH TENANT, AND EVEN THOUGH ANY SUCH CLAIM, CAUSE OF ACTION OR SUIT IS BASED UPON OR ALLEGED TO BE BASED UPON THE STRICT LIABILITY OF LANDLORD AND GROUND LESSOR AND THEIR MEMBERS, MANAGERS, OFFICERS OR AGENTS; HOWEVER, SUCH INDEMNITY SHALL NOT APPLY TO THE SOLE OR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD AND ITS AGENTS. THE INDEMNITIES SET FORTH IN THIS LEASE SHALL SURVIVE TERMINATION OR EXPIRATION OF THIS LEASE AND SHALL NOT TERMINATE OR BE WAIVED, DIMINISHED OR AFFECTED IN ANY MANNER BY ANY ABATEMENT OR APPORTIONMENT OF RENT UNDER ANY PROVISION OF THIS LEASE. IF ANY PROCEEDING IS FILED FOR WHICH INDEMNITY IS REQUIRED HEREUNDER, THE INDEMNIFYING PARTY AGREES, UPON REQUEST THEREFOR, TO DEFEND THE INDEMNIFIED PARTY IN SUCH PROCEEDING AT ITS SOLE COST UTILIZING COUNSEL SATISFACTORY TO THE INDEMNIFIED PARTY. THIS SECTION 14 INCLUDES CLAIMS BY THIRD PARTIES AND DIRECT CLAIMS BETWEEN THE PARTIES.

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15.        Assignment; Subletting; Transfers.

15.1        Consent Standards. Except as otherwise expressly provided in Section 15.4, Tenant shall not, without the prior written consent of Landlord (which may be given or withheld in Landlord’s sole and absolute discretion) and Ground Lessor to the extent required pursuant to the Ground Lease, (a) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of Law, except for Permitted Mortgages, which shall be controlled by Section 9.3 hereof; (b) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (c) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant (it being acknowledged by Tenant that a change in control of Tenant shall be deemed to occur if the persons or entities that, directly or indirectly, who either have the power to make decisions regarding material matters relating to Tenant’s business or who own the majority of Tenant’s equity interest [taking into account any preference for returns of and returns on equity], cease to be the same persons or entities that currently have such power or equity interests), (d) sublet any portion of the Property, (e) grant any license, concession, or other right of occupancy of any portion of the Property, (f) permit the use of the Property by any parties other than Tenant, or (g) sell or otherwise transfer, in one or more transactions, a majority of Tenant’s assets (any of the events listed in Sections 15.1(a) through 15.1(g) being a “Transfer”). Notwithstanding the foregoing, neither (1) any change in the ownership of Tenant relating to Bryan Capital Investors LLC’s interest in Tenant or the ownership interests of Bryan Capital Investors LLC nor (2) any change in the stock ownership of Tenant’s manager, iBio Inc., whose stock is publicly traded, shall constitute a Transfer for purposes of this Lease.

15.2        Request for Consent. Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address of the proposed transferee and any entities and persons who own, control or direct the proposed transferee; reasonably satisfactory information about its business and business history; its proposed use of the Property; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee’s creditworthiness and character. Concurrently with Tenant’s notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $1,000 to defray Landlord’s expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys’ fees and other reasonable expenses incurred in connection with considering any request for consent to a Transfer.

15.3        Transfers Generally. No Transfer shall release Tenant from its obligations under this Lease of the Ground Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord’s consent to any Transfer shall not waive Landlord’s rights as to any subsequent Transfers, and no subtenant of any portion of the Property shall be permitted to further sublease any portion of its subleased space.

15.4        Permitted Transfers. Provided no Event of Default then exists, Tenant may, with Landlord’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, grant a license or other right of occupancy (other than a lease or sublease) to its subsidiaries, affiliates, clients, contractors, customers, auditors, strategic partners or other entities under common ownership (total or partial) with Tenant or with whom Tenant has or is then establishing a bona fide business relationship (each a “Permitted Occupant”) to occupy and use up to 25% of the Property, subject to the following conditions: (a) the use and occupancy by the Permitted Occupant is expressly subject to, and the Permitted Occupant must comply with, all of the terms, covenants, conditions and obligations on Tenant’s part to be observed and performed under this Lease (other than Tenant’s obligation to pay Rent under this Lease), (b) any violation of any provision of this Lease by the Permitted Occupant shall be deemed to be a violation by Tenant under such provision, (c) the Permitted Occupant shall have no recourse against Landlord whatsoever on account of any failure by Landlord to perform any of its obligations under this Lease or on account of any other matter, (d) all notices required of Landlord under this Lease shall be forwarded only to Tenant in accordance with the terms of this Lease and in no event shall Landlord be required to send any notices to any Permitted Occupant, (e) in no event shall any use or occupancy of any portion of the Premises by any Permitted Occupant release or relieve Tenant from any of its obligations under this Lease, (f) each such Permitted Occupant shall be deemed a Tenant Party; (g) in no event shall the occupancy of any portion of the Property by any Permitted Occupant be deemed to create a landlord/tenant relationship between Landlord and such Permitted Occupant or be deemed to vest in Permitted Occupant any right or interest in the Premises or this Lease, and, in all instances, Tenant shall be considered the sole tenant under the Lease notwithstanding the occupancy of any portion of the Property by any Permitted Occupant; and (h) Tenant shall receive no payment or other consideration in connection with such occupancy and use other than fees for services, nominal license or occupancy payments and out of pocket expense reimbursements. Tenant shall provide to Landlord promptly after request a written list of the names and contact information of all Permitted Occupants then being allowed access to the Property by Tenant.

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16.          Surrender.

16.1         Surrender. Subject to the terms of Section 26.28, Tenant shall on the last day of the Term hereof, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Property pursuant to Section 17 hereof, surrender and deliver up the Property into the possession and use of Landlord in the same condition as received, reasonable wear and tear and insured casualty excepted, and free and clear of any liens created by Tenant or resulting from the acts or omissions of Tenant. Nothing in this Section 16 shall in any way be deemed to affect any of Tenant’s obligations as to the use of the Property set forth in Section Error! Reference source not found. of this Lease.

16.2         Holding Over. If the Property is not surrendered as above set forth, Tenant shall be a tenant at sufferance and shall indemnify, defend and hold Landlord harmless from and against loss or liability resulting from the delay by Tenant in so surrendering the Property, including, without limitation, any claim made by any succeeding occupant founded on such delay. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. In addition to the foregoing, and in addition to the Additional Rent, Tenant shall pay to Landlord a sum equal to 150% of the Rent herein payable during the last month of the Term of this Lease during each month or portion thereof for which Tenant shall remain in possession of the Property or any part thereof after the termination of the term or of Tenant’s rights of possession, whether by lapse of time or otherwise, and Tenant shall otherwise continue to be subject to all of Tenant’s obligations under this Lease. The provisions of this Section 16.2 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein, at law or at equity.

16.3         Validity of Surrender. Except for surrender upon the expiration or earlier termination of the term hereof, no surrender to Landlord of this Lease or of the Property shall be valid or effective unless agreed to and accepted in writing by Landlord.

17.          Default Provisions.

17.1        Events of Default by Tenant. Each of the following events shall be an “Event of Default” hereunder:

17.1.1           Default by Tenant in paying any installment of Rent or in making any deposit required pursuant to Section 4 and such default continues for a period of 5 days following written notice thereof to Tenant; however, an Event of Default shall occur hereunder without any obligation to give any notice if Tenant fails to pay Base Rent before the same becomes delinquent and, during the 12-month interval preceding such failure, Tenant has been given written notice of failure to pay Base Rent on one or more occasions;

17.1.2           If Tenant or any guarantor of Tenant’s obligations hereunder shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under present or any future bankruptcy act or any other present or future applicable federal, state or other statute or Law or other law, ordinance, order, rule, regulation or requirement of any governmental authority, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any guarantor of Tenant’s obligations hereunder or of all or any substantial part of its properties or of Tenant’s subleasehold estate with respect to the Property;

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17.1.3           If within 90 days after the commencement of any proceeding against Tenant or any guarantor of Tenant’s obligations hereunder seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or Law or other law, ordinance, order, rule, regulation or requirement of any governmental authority, such proceeding shall not have been dismissed, or if, within 90 days after the appointment, without the consent or acquiescence of Tenant or any guarantor of Tenant’s obligations hereunder, of any trustee, receiver or liquidator of Tenant or any guarantor of Tenant’s obligations hereunder or of all or any substantial part of its properties or of Tenant’s subleasehold estate with respect to the Property, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within 90 days after the expiration of any such stay, such appointment shall not have been vacated;

17.1.4           If a levy under execution or attachment shall be made against Tenant’s subleasehold estate or interest hereunder and such execution or attachment shall not be vacated or removed by court order, bonding or otherwise within a period of 90 days;

17.1.5           If the Property is used for other than the Permitted Use and such default continues for a period of 15 days following written notice thereof to Tenant;

17.1.6           Tenant fails to pay and release of record, or diligently contest and bond around, any mechanic’s or construction lien filed against the Property or any portion thereof for any work performed, materials furnished, or obligation incurred by or at the request of Tenant or any Tenant Party, within the time and in the manner required by Section 10;

17.1.7           If Tenant fails to timely maintain, or cause to be maintained, any insurance required to be maintained under this Lease and such failure continues for 10 days, or the failure of Tenant to furnish Landlord with certificates of any insurance required under this Lease and such failure continues for ten days after written notice thereof to Tenant;

17.1.8           If Tenant fails to provide any estoppel certificate, documentation regarding the subordination of this Lease or financial reports after written request therefor pursuant to Section 26.3, Section 18 and Section 25.1 respectively, and such failure shall continue for 5 days after the second written notice thereof to Tenant;

17.1.9           Tenant (a) abandons or vacates the Property or any substantial portion thereof or (b) fails to continuously operate its business in the Property for the Permitted Use set forth herein;

17.1.10         Default by Tenant in observing or performing one or more of the other terms, conditions, covenants or agreements of this Lease and the continuance of such default for a period of 15 days after written notice to Tenant specifying such default (unless such default requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such 15-day period, in which case no such Event of Default shall be deemed to exist so long as Tenant shall have commenced curing such default within such 15-day period and shall diligently and continuously prosecute the same to completion, provided, however, that in any event such an Event of Default shall be deemed to exist if such cure of such default has not been completed within (a) 60 days after written notice to Tenant as described above in the case of a default which could also constitute a failure, breach or default under the Ground Lease or (b) 90 days after written notice to Tenant as described above in the case of a default which could not also constitute a failure, breach or default under the Ground Lease);

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17.1.11         The occurrence of any “Default” under Article XI of the Ground Lease (other than one caused solely by failure to pay “Base Rent” thereunder).

17.2         Landlord’s Remedies. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:

17.2.1           Termination of Lease. Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (a) all Rent accrued hereunder through the date of termination, (b) all amounts due under Section 17.3, and (c) an amount equal to (but in no event less than zero) (1) the total Rent that Tenant would have been required to pay for the remainder of the Term of this Lease discounted to present value at a per annum rate equal to the “Prime Rate” as published on the date this Lease is terminated by The Wall Street Journal, in its listing of “Money Rates” minus one percent, minus (2) the then present fair rental value of the Property for such period, similarly discounted;

17.2.2           Termination of Possession. Terminate Tenant’s right to possess the Property without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (a) all Rent and other amounts accrued hereunder to the date of termination of possession, (b) all amounts due from time to time under Section 17.3, and (c) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term of this Lease, diminished by any net sums thereafter received by Landlord through reletting the Property during such period, after deducting all costs incurred by Landlord in reletting the Property. If Landlord elects to proceed under this Section 17.2.2, Landlord may remove all of Tenant’s property from the Property and store the same in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, without becoming liable for any loss or damage which may be occasioned thereby. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Property or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Property shall not affect Tenant’s obligations hereunder for the unexpired Term of this Lease; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord’s waiting until the expiration of the Term of this Lease. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Property shall be deemed to be taken under this Section 17.2.2. If Landlord elects to proceed under this Section 17.2.2, it may at any time elect to terminate this Lease under Section 17.2.1;

17.2.3           Perform Acts on Behalf of Tenant. Perform any act Tenant is obligated to perform under the terms of this Lease (and enter upon the Property in connection therewith if necessary) in Tenant’s name and on Tenant’s behalf, without being liable for any claim for damages therefor, and Tenant shall reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease (including, but not limited to, collection costs and legal expenses), plus interest thereon at the lesser of eighteen percent per annum or the maximum rate permitted by Law; or

17.2.4           Lock Out Right.   Additionally, with or without notice, and to the extent permitted by Law, Landlord may alter locks or other security devices at the Property to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

17.3         Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all amounts, costs, losses and/or expenses incurred, abated or foregone by Landlord (including court costs and reasonable attorneys’ fees and expenses) in (a) obtaining possession of the Property, (b) removing, storing and/or disposing of Tenant’s or any other occupant’s property, (c) repairing, restoring, altering, remodeling, or otherwise putting the Property into the condition acceptable to a new tenant, (d) if Tenant is dispossessed of the Property and this Lease is not terminated, reletting all or any part of the Property (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (e) performing Tenant’s obligations under this Lease which Tenant failed to perform, (f) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the default, and (g) securing this Lease, including all commissions, allowances, reasonable attorneys’ fees, and if this Lease or any amendment hereto contains any abated Rent granted by Landlord as an inducement or concession to secure this Lease or amendment hereto, the full amount of all Rent so abated (and such abated amounts shall be payable immediately by Tenant to Landlord, without any obligation by Landlord to provide written notice thereof to Tenant, and Tenant’s right to any abated rent accruing following such Event of Default shall immediately terminate).

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17.4         No Waiver. Landlord’s acceptance of Rent following an Event of Default shall not waive Landlord’s rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord’s rights regarding any future violation of such term. Landlord’s acceptance of any partial payment of Rent shall not waive Landlord’s rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord’s acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

17.5         Cumulative Remedies. Any and all remedies set forth in this Lease: (a) shall be in addition to any and all other remedies Landlord may have at law or in equity, (b) shall be cumulative, and (c) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Additionally, TENANT SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS LANDLORD, LANDLORD’S MORTGAGEE AND THEIR RESPECTIVE REPRESENTATIVES AND AGENTS FROM AND AGAINST ALL CLAIMS, DEMANDS, LIABILITIES, CAUSES OF ACTION, SUITS, JUDGMENTS, DAMAGES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) ARISING FROM TENANT’S FAILURE TO PERFORM ITS OBLIGATIONS UNDER THIS LEASE.

17.6         Re-entry by Landlord. If any Event of Default shall occur, or if this Lease or Tenant’s right to possession shall be terminated as provided in Section 17.2 hereof or by summary proceedings or otherwise, then, and in any of such events, Landlord may without notice, re-enter the Property either by force or otherwise, and dispossess Tenant and the legal representative of Tenant or other occupant of the Property by summary proceedings or otherwise, and remove their effects and hold the Property as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal or other proceedings to that end. The terms “enter,” “re-enter,” “entry,” or “re-entry,” as used in this Lease, are not restricted to their technical legal meaning.

17.7         Injunction. In the event of a breach or a threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort in this Section are cumulative and not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

17.8         Retention of Monies. Subject to applicable Law, if this Lease or Tenant’s right to possession shall terminate under the provisions of Section 17.2, or if Landlord shall re-enter the Property as provided herein or in the event of the termination of this Lease or Tenant’s right to possession, or re-entry, by or under any summary dispossess or other proceeding or action or any provision of Law by reason of default hereunder on the part of the Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Rent due from Tenant at the time of such termination or re-entry or, at Landlord’s option, against any damages payable by Tenant under this Section or pursuant to law or equity.

17.9         Recovery of Damages or Deficiencies. Suit or suits for the recovery of damages or deficiencies, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Lease would have expired if it had not been so terminated hereunder, or under any provision of Law, or had Landlord not re-entered the Property. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to obtain as damages by reason of the termination of this Lease or re-entry of the Property for the default of Tenant under this Lease an amount equal to the maximum allowed by any statute or rule of Law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section 17.2.

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17.10       Mitigation of Damage. The parties agree any duty imposed by Law on Landlord to mitigate damages after a default by Tenant under this Lease shall be satisfied in full if Landlord uses reasonable efforts to lease the Property to another tenant (a “Substitute Tenant”) in accordance with the following criteria: (a) Landlord shall have no obligation to solicit or entertain negotiations with any Substitute Tenant for the Property until 45 days following the date upon which Landlord obtains full and complete possession of the Property, including the relinquishment by Tenant of any claim to possession of the Property by written notice from Tenant to Landlord; (b) Landlord shall not be obligated to lease the Property to a Substitute Tenant for less than the current fair market value of the Property, as determined by Landlord in its reasonable discretion, nor will Landlord be obligated to enter into a new lease for the Property under other terms and conditions that are unacceptable to Landlord under Landlord’s then-current leasing policies; (c) Landlord shall not be obligated to enter into a lease with a Substitute Tenant: (1) whose use would violate any restriction, covenant or requirement contained in the Ground Lease; (2) whose use would adversely affect the reputation of the Property; (3) whose use would require any addition to or modification of the Property in order to comply with applicable Law, including building codes; (4) whose Tangible Net Worth is less than Tenant’s Tangible Net Worth (factoring in the Tangible Net Worth of any Guarantor) as of the Lease Date or who does not have, in Landlord’s sole opinion, the creditworthiness to be an acceptable tenant; (5) that is a governmental entity, or quasi-governmental entity, or subdivision or agency thereof, or any other entity entitled to the defense of sovereign immunity, or is otherwise prohibited by Section Error! Reference source not found. of this Lease; (6) that does not meet Landlord’s reasonable standards for tenants of the Property or is otherwise incompatible with the character of the occupancy of the Property, as reasonably determined by Landlord; or (7) is not acceptable to Ground Lessor; and (d) Landlord shall not be required to expend any amount of money to alter, remodel or otherwise make the Property suitable for use by a Substitute Tenant unless: (1) Tenant pays any such amount to Landlord prior to Landlord’s execution of a lease with such Substitute Tenant (which payment shall not relieve Tenant of any amount it owes Landlord as a result of Tenant’s default under this Lease); or (2) Landlord, in Landlord’s sole discretion, determines any such expenditure is financially prudent in connection with entering into a lease with the Substitute Tenant. “Tangible Net Worth” means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied (“GAAP”), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

17.11       No Waiver of Tenant’s Obligations. The failure of Landlord to insist upon enforcement of Tenant’s obligations of strict performance with the terms of this Lease or payment of Rent, shall not be deemed to be a waiver of those obligations.

17.12       Waiver of Right of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future Laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Property, by reason of the violation by Tenant of any of the covenants or conditions of this Lease or otherwise.

17.13       Lien on Leasehold Estate. All Rent payable by Tenant hereunder and each and every installment thereof, and all costs, attorneys’ fees, disbursements and other expenses which may be incurred by Landlord in enforcing the provisions of this Lease or on account of any delinquency of Tenant in carrying out the provisions of this Lease, shall be and they hereby are declared to constitute a valid lien upon the Tenant’s subleasehold with respect to the Property to the extent permitted by Law.

17.14       Payments on Account. No receipt of moneys by Landlord from Tenant after termination of this Lease, or after the giving of any notice of termination of this Lease, shall reinstate, continue or extend the Term of this Lease or affect any notice theretofore given Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Rent payable by Tenant hereunder or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Property, it being agreed that after the service of notice to terminate this Lease or the commencement of suit or summary proceedings, or after final order or judgment for the possession of the Property, or after possession of the Property by re-entry by summary proceedings or otherwise, Landlord may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such notice, proceeding, order, suit or judgment, all such moneys collected being deemed payments on account of the use and occupation of the Property or, at the election of Landlord, on account of Tenant’s liability hereunder.

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17.15       No Waiver. No failure of Landlord to exercise any right or remedy consequent upon a default in any covenant, agreement, term or condition of this Lease, and no acceptance of full or partial Rent by Landlord during the continuance of any such default, shall constitute a waiver of any such default or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or complied with by either party, and no default thereof, shall be waived, altered or modified except by a written instrument executed by that party. No waiver of any default shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent default thereof.

17.16       Attorneys’ Fees and Disbursements.      Tenant shall pay to Landlord all costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Landlord in enforcing any of the covenants and provisions of this Lease and/or incurred by Landlord in any action brought on account of the provisions hereof, and all such costs and expenses, may be included in and form a part of any judgment entered in any action or proceeding against Tenant; provided, that if Tenant is the prevailing party in any action to enforce any claim against Landlord on account of this Lease, then Landlord shall pay to Tenant all costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Tenant in such action.

17.17       Lease Valid until Terminated by Landlord. Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant’s right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including, without limitation, the right to recover all Rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Property or the appointment of a receiver upon initiative of Landlord to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession unless written notice of termination is given by Landlord to Tenant.

17.18       Tenant’s Expenses. All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant’s sole cost and expense and without any abatement of Rent.

18.         Landlord Mortgage; Mortgagee Protection Provisions.

18.1         Landlord Mortgage. The following general principles shall apply if Landlord wishes to obtain financing secured by a mortgage lien on Landlord’s interest in the Property and its rights under this Lease (a “Landlord Mortgage”). At the request of either Landlord or Tenant, the parties shall amend this Section 18.1 to set forth in greater detail the provisions relating to a Landlord Mortgage.

18.1.1             Any Landlord Mortgage must be in compliance with the Ground Lease.

18.1.2             Landlord’s mortgagee (“Landlord’s Mortgagee”) must either:

(a)          subordinate its mortgage to this Lease and the rights of Tenant and its subleasehold estate, except as to (1) the right to casualty insurance proceeds to the extent relating to existing improvements owned by Landlord and (2) the right to condemnation proceeds (other than condemnation proceeds relating solely to the New Improvements, but not the land on which the New Improvements are located); or

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(b)          enter into a subordination, non-disturbance and attornment agreement with Tenant affording the types of protections that are customary in a tenant-landlord’s mortgagee relationship, as modified to fit the nature of this transaction.

18.1.3             Tenant is obligated to deliver an estoppel certificate to Landlord’s Mortgagee.

18.1.4             Tenant will agree to provide to Landlord’s Mortgagee notice of default and opportunity to cure, agreements not to amend or terminate this Lease (other than for an event of default) and mortgagee protective provisions similar to those in Article IV of the Ground Lease.

18.2         Ground Lessor’s, Landlord’s Mortgagee’s Protection Provisions. If Ground Lessor or Landlord’s Mortgagee shall succeed to the interest of Landlord under this Lease, Ground Lessor or Landlord’s Mortgagee shall not be: (a) liable for any act or omission of any prior lessor (including Landlord); (b) bound by any Base Rent, Percentage Rent or Additional Rent which Tenant might have paid for more than the current quarter to any prior lessor (including Landlord), and all such Rent shall remain due and owing, notwithstanding such advance payment; (c) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Ground Lessor or Landlord’s Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (d) bound by any termination, amendment or modification of this Lease made without Ground Lessor’s or Landlord’s Mortgagee’s consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Ground Lessor’s or Landlord’s Mortgagee’s consent pursuant to the terms of the Ground Lease or loan documents, as applicable, between Landlord and Ground Lessor or Landlord’s Mortgagee; (e) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (f) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (1) are expressly provided in this Lease, (2) relate to periods of time following the acquisition of the Property by Ground Lessor or Landlord’s Mortgagee, and (3) Tenant has provided written notice to Ground Lessor or Landlord’s Mortgagee and provided Landlord’s Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord’s Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own the landlord’s leasehold title to the Property. Nothing in this Lease shall be construed to require Landlord’s Mortgagee to see to the application of the proceeds of any loan, and Tenant’s agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

19.         Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be (a) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (b) hand-delivered to the intended addressee, (c) sent by a nationally recognized overnight courier service, or (d) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery (which, in the case of delivery by facsimile transmission, shall be deemed to occur at the time of delivery indicated on the electronic confirmation of the facsimile so long as the confirmatory letter referenced above is sent) to the address of the addressee (even if such addressee refuses delivery thereof). The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

For purposes of notice, the addresses of the parties shall, until changed as herein provided, be as follows:

Landlord:	College Station Investors LLC
	124 Allawood Court
	Simpsonville, SC 29681
	Attention:	Timothy J. Sullivan
	Telephone:	864.735.2320
	Fax:	864.252.9316

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with a copy to:	Vinson & Elkins L.L.P.
	1001 Fannin Street, Suite 2500
	Houston, Texas 77002
	Attention:	David Cole
	Telephone:	713.758.2543
	Fax:	713.615.5043

Tenant:	iBio CMO LLC
	600 Madison Avenue, Suite 1601 New York, NY 10022-1737
	Attention:	Robert B. Kay and Mark Giannone
	Telephone:	212.399.4296
	Fax:	302.356.1173

with a copy to:	Boyar Miller
	2925 Richmond Ave., 14th Floor Houston, TX 77098
	Attention:	Cassie Stinson
	Telephone:	832.615.4205
	Fax:	713.552.1758

20.         Quiet Enjoyment. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Property for the Term of this Lease, without hindrance from Landlord or any party claiming by, through or under Landlord, but not otherwise, subject to the terms and conditions of this Lease and all matters of record as of the date of this Lease which are applicable to the Property.

21.          Amendments; Binding Effect; No Electronic Records. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The use of the phrase “in writing” or the word “written” shall not be construed to include electronic communications except as specifically set forth in Section 19 and Section 26.18. Nothing in this Section 21 shall prohibit the parties from conducting informal communications by electronic mail; provided, however, that no such electronic transmissions shall be deemed to amend or modify this Lease. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord’s Mortgagee and Tenant’s Mortgagee, no third party shall be deemed a third party beneficiary hereof.

22.          Definitions.

22.1         Affiliate. “Affiliate” means any person or entity which, directly or indirectly, or through one or more intermediaries, controls, is controlled by, or is under common control with the party in question.

22.2         Default Rate. “Default Rate” shall mean an interest rate per annum equal to the lesser of (a) 6% above the prime commercial lending rate of Bank of America, N.A., Dallas, Texas, charged to its customers of the highest credit standing for 90-day unsecured loans, in effect from time to time, or (b) the maximum applicable legal commercial rate, if any.

22.3         Landlord. The term “Landlord” as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the Property, so that in the event of any transfer of title of the said Property, the said transferor or Landlord shall be and hereby is entirely freed and relieved of all future covenants, obligations and liabilities of Landlord hereunder. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord’s successors and assigns, only during their respective periods of ownership.

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22.4         Laws. “Laws” means all federal, state and local laws, ordinances, building codes and standards, rules and regulations, all court orders, governmental directives, and governmental orders and all interpretations of the foregoing, and all restrictive covenants affecting the Property, and “Law” means any of the foregoing.

22.5         Tenant. The term “Tenant,” as used in this Lease, shall include more than one person if more than one person is Tenant and that if, at any time, the term “Tenant” shall include more than one person, the obligations of all such persons under this Lease shall be joint and several.

22.6         Tenant Party. “Tenant Party” means any of the following persons: Tenant; any assignees claiming by, through or under Tenant; any subtenants claiming by, through or under Tenant; and any of their respective agents, contractors, officers, employees, licensees, guests and invitees.

22.7         Unavoidable Delays.         “Unavoidable Delays” shall mean delays caused by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion, fire, terrorist action, epidemic, public utility failure, unavoidable casualty, moratorium or similar Laws prohibiting performance or severe weather conditions or any other similar matter which shall be beyond the reasonable control of Tenant or Landlord, as the case may be; but the lack or insufficiency of funds shall not constitute an Unavoidable Delay nor shall the time for performing or complying with a party’s obligations under this Lease that can be performed by the payment of money (e.g., Tenant’s payment of Rent to Landlord or Landlord’s payment of “Base Rent” to Ground Lessor, and maintenance of insurance) ever be extended by reason of Unavoidable Delays.

23.         Net Lease; Non-Terminability.

23.1         Non-Terminability. This Lease shall not terminate, nor shall Tenant have any right to terminate this Lease, nor shall Tenant be entitled to any abatement or (except as otherwise expressly provided in Section 7) reduction of Rent hereunder, nor shall the obligations of Tenant under this Lease be affected, by reason of (a)  subject to Section 6, any damage to or destruction of all or any part of the Property from whatever cause, (b) subject to Section 7, the taking of the Property or any portion thereof by condemnation, requisition or otherwise, (c) the prohibition, limitation or restriction of Tenant’s use of all or any part of the Property, or any interference with such use, (d) Tenant’s acquisition or ownership of all or any part of the Property otherwise than as expressly provided herein, (e) any default on the part of Landlord under this Lease, or under any other agreement to which Tenant and Landlord may be parties, (f) the failure of Landlord to deliver possession of the Property on the commencement of the term hereof or (g) any other cause whether similar or dissimilar to the foregoing, any present or future Law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected unless the requirement to pay or perform the same shall have been terminated pursuant to any express provision of this Lease.

23.2         Tenant Remains Obligated. Tenant agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, rescind or avoid this Lease, notwithstanding (a) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution or winding up or other proceeding affecting Landlord or its successor in interest, or (b) any action with respect to this Lease which may be taken by any trustee or receiver of Landlord or its successor in interest or by any court in any such proceeding.

23.3         Tenant’s Waivers. Tenant waives all rights which may now or hereafter by conferred by Law (a) to quit, terminate or surrender this Lease or the Property or any part thereof, (b) to any abatement, suspension, deferment or reduction of the Base Rent, Percentage Rent, Additional Rent or any other sums payable under this Lease, except as otherwise expressly provided herein, or (c) to cause Landlord to make repairs to the Property at Landlord’s expense.

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24.         Hazardous Materials; Environmental Requirements.

24.1         Prohibition against Hazardous Materials. Except for Hazardous Materials contained in products used by Tenant in de minimis quantities for ordinary cleaning and office purposes, or as allowed pursuant to Section 24.7 below, Tenant shall not permit or cause any party to bring any Hazardous Materials upon the Property or transport, store, use, generate, manufacture or Release (defined below) any Hazardous Materials on or from the Property without Landlord’s prior written consent. As used herein, “Release” means depositing, spilling, leaking, migrating, pumping, pouring, emitting, emptying, discharging, discarding, abandoning, placing, injecting, escaping, leaching, dumping or disposing. Tenant, at its sole cost and expense, shall operate its business in the Property in strict compliance with all Environmental Requirements and all requirements of this Lease. Tenant shall complete and certify to disclosure statements as requested by Landlord from time to time relating to Tenant’s transportation, storage, use, generation, manufacture or Release of Hazardous Materials on the Property, and Tenant shall promptly deliver to Landlord a copy of any notice of violation relating to the Property of any Environmental Requirement.

24.2         Environmental Requirements. The term “Environmental Requirements” means all Laws regulating or relating to workplace health, occupational safety, prevention of pollution, or environmental conditions on, under, or about the Property or protection of the environment including the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act; the Hazardous Materials Transportation Act; and all state and local counterparts thereto, and any common or civil Law obligations including nuisance or trespass, and any other requirements of this Lease. The term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant that is or could be regulated under any Environmental Requirement or that may adversely affect human health or the environment, including any solid or hazardous waste, hazardous substance, toxic substance, medical or infectious waste, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, synthetic gas, polychlorinated biphenyls [PCBs], and radioactive material). For purposes of Environmental Requirements, to the extent authorized by Law, Tenant is and shall be deemed to be the responsible party, including the “owner” and “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Property by Tenant or any Tenant Party and the wastes, by-products, or residues generated, resulting, or produced therefrom.

24.3         Inspections; SDS. Without limiting the generality of Tenant’s obligation to comply with Laws as otherwise provided in this Lease, Tenant shall, at its sole cost and expense, comply with all present and future Environmental Requirements. Tenant shall obtain and maintain any and all necessary government permits, licenses, certifications and approvals appropriate or required by applicable Law for the use, handling, storage, and disposal of any Hazardous Materials used, stored, generated, transported, handled, blended, or recycled by Tenant on the Property. Landlord shall have a continuing right, without obligation, to require Tenant to obtain, and to review and inspect any and all such permits, licenses, certifications and approvals, together with copies of any and all Hazardous Materials management plans and programs, any and all Hazardous Materials risk management and pollution prevention programs, and any and all Hazardous Materials emergency response and employee training programs respecting Tenant’s use of Hazardous Materials. Upon request of Landlord, Tenant shall deliver to Landlord, a narrative description explaining the nature and scope of Tenant’s activities involving Hazardous Materials and showing to Landlord’s satisfaction compliance with all Environmental Requirements and the terms of this Lease. Additionally, Tenant shall deliver to Landlord copies of the Safety Data Sheets (“SDS”) for all Hazardous Materials used, stored or handled on the Property, and Tenant shall update the same from time to time, as applicable. If any information provided to Landlord by Tenant in the SDS or otherwise relating to information concerning Hazardous Materials is false in any material respect, the same shall be deemed an Event of Default by Tenant under this Lease.

24.4         Notice of Spills. Unless Tenant is required by Law to give earlier notice to Landlord, Tenant shall notify Landlord in writing as soon as possible but in no event later than five days after (a) the occurrence of any spill, discharge, leak, seep or any other release of any Hazardous Material on, under, from or about the Property, regardless of the quantity of any such spill, discharge, leak, seep or release of Hazardous Material, or (b) Tenant becomes aware of any regulatory inquiries, inspections, investigations, directives, or any cleanup, compliance or abatement proceedings (including any threatened or potential investigations or proceedings), or claims by any third parties relating to any Hazardous Materials in, on, under, from or about the Property. Landlord shall have the right to appear at and participate in, any and all legal or other administrative proceedings concerning the release of any Hazardous Materials on, under, from or about the Property.

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24.5         Removal of Hazardous Materials. Tenant, at its sole cost and expense, shall remove all Hazardous Materials stored or Released by Tenant or any Tenant Party onto or from the Property, in a manner and to a level satisfactory to Landlord in its sole discretion, but in no event to a level and in a manner less than that which complies with all Environmental Requirements and does not limit any future uses of the Property or require the recording of any deed restriction or notice regarding the Property. Tenant shall perform such work at any time during the period of this Lease upon written request by Landlord or, in the absence of a specific request by Landlord, before Tenant’s right to possession of the Property terminates or expires. If Tenant fails to perform such work within the time period specified by Landlord or before Tenant’s right to possession terminates or expires (whichever is earlier), Landlord may at its discretion, and without waiving any other remedy available under this Lease or at law or equity (including an action to compel Tenant to perform such work), perform such work at Tenant’s cost. Tenant shall pay all costs incurred by Landlord in performing such work within ten days after Landlord’s request therefor. Such work performed by Landlord is on behalf of Tenant and Tenant remains the owner, generator, operator, transporter, and/or arranger of the Hazardous Materials for purposes of Environmental Requirements. Tenant agrees not to enter into any agreement with any person, including any governmental authority, regarding the removal of Hazardous Materials that have been Released onto or from the Property without the written approval of the Landlord.

24.6         Tenant’s Indemnity. TENANT SHALL INDEMNIFY, DEFEND, AND HOLD LANDLORD AND GROUND LESSOR HARMLESS FROM AND AGAINST ANY AND ALL LOSSES (INCLUDING DIMINUTION IN VALUE OF THE PROPERTY OR THE LAND AND LOSS OF RENTAL INCOME FROM THE PROPERTY OR THE LAND), CLAIMS, DEMANDS, ACTIONS, SUITS, DAMAGES (INCLUDING PUNITIVE DAMAGES), EXPENSES (INCLUDING REMEDIATION, REMOVAL, REPAIR, CORRECTIVE ACTION, OR CLEANUP EXPENSES), AND COSTS (INCLUDING ACTUAL ATTORNEYS’ FEES, CONSULTANT FEES OR EXPERT FEES AND INCLUDING REMOVAL OR MANAGEMENT OF ANY HAZARDOUS MATERIALS BROUGHT ONTO THE PROPERTY OR DISTURBED IN BREACH OF THE REQUIREMENTS OF THIS SECTION 24, REGARDLESS OF WHETHER SUCH HAZARDOUS MATERIALS CONSTITUTE PERMITTED HAZARDOUS SUBSTANCES (DEFINED BELOW) AND REGARDLESS OF WHETHER SUCH REMOVAL OR MANAGEMENT IS REQUIRED BY LAW) WHICH ARE BROUGHT OR RECOVERABLE AGAINST, OR SUFFERED OR INCURRED BY LANDLORD OR GROUND LESSOR AS A RESULT OF ANY RELEASE OF HAZARDOUS MATERIALS OR ANY BREACH OF THE REQUIREMENTS UNDER THIS SECTION 24 BY TENANT OR A TENANT PARTY REGARDLESS OF WHETHER TENANT HAD KNOWLEDGE OF SUCH NONCOMPLIANCE AND REGARDLESS OF WHETHER LANDLORD WAS NEGLIGENT OR SUBJECT TO ANY STRICT LIABILITY OR OTHERWISE CAUSED OR CONTRIBUTED TO ANY RELEASE OF HAZARDOUS MATERIALS ON OR FROM THE PROPERTY. THIS INDEMNITY PROVISION IS INTENDED TO ALLOCATE RESPONSIBILITY BETWEEN LANDLORD AND TENANT UNDER ENVIRONMENTAL LAWS AND SHALL SURVIVE TERMINATION OR EXPIRATION OF THIS LEASE. THIS SECTION 24.6 INCLUDES, BUT IS NOT LIMITED TO, THIRD PARTY CLAIMS AND DIRECT CLAIMS BETWEEN THE PARTIES.

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24.7         Medical and Bioscience Use and Inspections. Subject to Tenant’s compliance with the preceding provisions of this Article 24, Landlord acknowledges that the Improvements will be used for medical and bioscience purposes and that Tenant’s employees, contractors, consultants, clients and other individuals entering the Improvements may include practicing physicians and medical and/or biological research faculty and professionals, and facilities in the Improvements may include clinical and diagnostic laboratories, imaging facilities, and research and teaching facilities, including but not limited to research relating to infectious diseases and viruses and development of drugs and countermeasures relating to same. All such uses of the Building are Permitted Uses, and Landlord acknowledges that such uses of the Premises may result in, and Landlord consents to, the presence, use, storage, and disposal of Permitted Hazardous Substances on the Premises and the transportation of Permitted Hazardous Substances to and from the Premises. Tenant must obtain the written approval of Ground Lessor as required in Section 6.4(d) of the Ground Lease, prior to the construction and/or operation of any biosafety level (BSL) 3 laboratory on the Land (or a comparable substitute or replacement classification) and Tenant shall provide Landlord with copies of all documentation relating to its application for such approval and the issuance by Ground Lessor of its approval thereof. Once constructed or operational, any BSL-3 laboratory shall be subject to routine inspection by Ground Lessor for safety and compliance with biosafety standards and guidelines, including NIH- CDC Biosafety in Microbiological and Biomedical Laboratories (BMBL), USDA Facilities Design Standards, OSHA, and the NIH Design Policy and Guidelines. Pursuant to Section 6.4(d) of the Ground Lease, Ground Lessor is required to give Tenant at least 5 business days prior written notice of any such intended inspection, except in the cases of emergency when no such advance notice shall be required. Tenant shall notify Landlord immediately of any notice of inspection by Ground Lessor and, subject to consent by Ground Lessor, Tenant shall allow Landlord the opportunity to attend any such inspection along with Tenant. Any such inspection shall be conducted in a manner reasonably designed to minimize any interference in the operation of Tenant's operations in the subject laboratories. “Permitted Hazardous Substances” means those substances and materials, which may include certain Hazardous Materials, which are used by Tenant in connection with the Permitted Use, which shall be stored, transported, handled, used and disposed of in strict accordance with all Laws, including Environmental Requirements. On or prior to the Lease Date, Tenant shall provide Ground Lessor and Landlord with a list of Hazardous Materials anticipated to be used on the Land and such Hazardous Materials shall be deemed to be “Permitted Hazardous Substances” so long as such items are stored, transported, handled, used, and disposed of in strict accordance with all Laws, including Environmental Requirements, and the provisions of this Section 24.7.

24.8         Tenant’s Financial Assurance in the Event of a Breach. In addition to all other rights and remedies available to Landlord under this Lease or otherwise, Landlord may, in the event of a breach of the requirements of this Section 24 that is not cured within 30 days following notice of such breach by Landlord, require Tenant to provide financial assurance (such as insurance, escrow of funds or third-party guarantee) in an amount and form satisfactory to Landlord. The requirements of this Section 24 are in addition to and not in lieu of any other provision in this Lease.

25.         Financial Information and Representations.

25.1         Financial Reports. If Tenant is an entity that is domiciled in the United States of America, and whose securities are funded through a public securities exchange subject to regulation by the United States of America publicly traded over exchanges based in the United States and whose financial statements are readily available at no cost to Landlord, the terms of this Section 25.1 shall not apply. Otherwise, within 15 days after Landlord’s request, Tenant will furnish Tenant’s most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant’s internally prepared financial statements. Tenant will discuss its financial statements with Landlord and, following the occurrence of an Event of Default hereunder, will give Landlord access to Tenant’s books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant’s financial statements that Tenant designates to Landlord as confidential except (a) to Landlord’s Mortgagee, Tenant’s Mortgagee or prospective mortgagees or purchasers of the Property, (b) in litigation between Landlord and Tenant, and/or (c) if required by Law or court order. Tenant shall not be required to deliver the financial statements required under this Section 25.1 more than once in any 12-month period unless requested by Landlord’s Mortgagee, Tenant’s Mortgagee or a prospective buyer or lender of the Property or an Event of Default occurs.

25.2         Representations and Warranties of Tenant.      Tenant represents and warrants to Landlord that:

25.2.1           Tenant (a) is a duly organized and validly existing corporation in good standing under the Laws of the jurisdiction of its incorporation, and (b) is duly qualified as a foreign corporation and in good standing in the State of Texas.

25.2.2           Tenant’s organizational number assigned by the Delaware Secretary of State is SR 20151379428.

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25.2.3           Tenant has full power and authority, and has taken all actions necessary, to enter into this Lease. The execution and delivery of, and the performance by Tenant of its obligations under, this Lease have been duly authorized by all requisite corporate action on the part of Tenant, and does not (a) violate any provision of any Law, rule, regulation, order, writ, judgment, decree, determination or award, (b)          violate or conflict with, result in a breach of, any of the provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of Tenant pursuant to the terms of, any indenture, loan agreement or other agreement or instrument to which Tenant is a party, or by which it or any of its property is bound or to which it may be subject, or (c) violate any provision of any document or instrument (including articles of incorporation and by-laws) relating to the due organization and formation of Tenant or to which it may be subject.

25.2.4           This Lease has been duly executed by or on behalf of Tenant and constitutes the legal, valid and binding obligation of Tenant, enforceable against Tenant in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally.

25.2.5           No authorization, consent, approval, license, or formal exemption from, nor any filing, recording, declaration or registration with, any federal, state, local or foreign court, governmental agency or regulatory authority is required in connection with (a) the execution, delivery and performance of this Lease, or (b) the legality, validity, binding effect or enforceability of this Lease.

25.2.6           To the best current actual knowledge of Tenant, Tenant is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliance as would not, in the aggregate, have a material adverse effect on the business, operations, assets or financial condition of Tenant.

26.         Miscellaneous.

26.1         Brokerage.         Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease. Tenant and Landlord shall each indemnify, defend and hold harmless the other against all costs, expenses, attorneys’ fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through or under the indemnifying party.

26.2         Separability. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision shall be valid and be enforced to the fullest extent permitted by Law.

26.3         Estoppel Certificates.         From time to time, each party hereto shall furnish to the requesting party and/or any third party designated by the other party hereto, within 10 business days after the requesting party hereto has made a request therefor, a certificate signed by the responding party hereto confirming and containing such factual certifications and representations as to this Lease as the requesting party hereto may reasonably request. Unless otherwise required by Landlord’s Mortgagee or a prospective purchaser or mortgagee of Landlord’s interest in this Lease and its estate hereunder in the Property, the initial form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit C; provided, however, the factual statements contained therein may be amended or modified to the extent any of the certifications or representations contained therein are not true as of the date Tenant executes the same. If the responding party hereto does not deliver to the requesting party hereto the certificate signed by such responding party within such required time period, the requesting party hereto and any prospective purchaser or prospective or current mortgagee, may conclusively presume and rely upon the following facts: (a) this Lease is in full force and effect; (b) the terms and provisions of this Lease have not been changed except as otherwise represented by the requesting party hereto; (c) not more than one quarterly installment of Base Rent and other charges have been paid in advance; (d) there are no claims against the requesting party hereto nor any defenses or rights of offset against collection of Rent or other charges except in the event that Landlord fails to pay “Base Rent” under the Ground Lease to Ground Lessor and Tenant pays such Base Rent to Ground Lessor to cure such failure by Landlord; and (e) the requesting party hereto is not in default under this Lease. In such event, the party hereto that should have responded to such request shall be estopped from denying the truth of the presumed facts.

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26.4         Entire Agreement; No Reliance. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection herewith. Except as otherwise provided herein, no subsequent alteration, amendment, change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto. Further, Tenant disclaims any reliance upon any and all representations, warranties or agreements not expressly set forth in this Lease.

26.5         Recording. Tenant shall not record this Lease or any memorandum hereof without the prior written consent of Landlord, which consent may be withheld or denied in the sole and absolute discretion of Landlord. Tenant grants to Landlord a power of attorney to execute and record a release releasing any such recorded instrument of record that was recorded without the prior written consent of Landlord, which power is coupled with an interest and is irrevocable. Notwithstanding the foregoing, at any time following the Commencement Date, at the request of Landlord or Tenant, Landlord and Tenant shall execute a memorandum of lease in the form attached hereto as Exhibit D. The cost of recording such memorandum of lease shall be paid by Tenant. If any conflict exists or arises between the terms of this Lease and the terms of such memorandum, the terms of this Lease shall prevail. Tenant agrees that on or before the date which is 5 business days following the expiration or earlier termination of the Term or Tenant’s right of possession hereunder, Tenant shall execute, acknowledge and deliver to Landlord a release of such memorandum of lease in a form to be prepared by Landlord at Tenant’s cost.

26.6         Landlord’s Liability. The liability of Landlord (and its successors, partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Property shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Property. Further, Landlord (and its successors, partners, shareholders or members) shall not be personally liable for any deficiency, and in no event shall any liability hereunder extend to any sales or insurance proceeds received by Landlord (or its successors, partners, shareholders or members) in connection with the Property. Additionally, Tenant hereby waives its statutory lien under Section 91.004 of the Texas Property Code. The provisions of this Section shall survive any expiration or termination of this Lease.

26.7         Records and Books of Account. Tenant shall at all times keep and maintain full and correct records and books of account of the operations of the Property in accordance with generally accepted accounting principles consistently applied and shall accurately record and preserve the records of such operations. Upon an Event of Default, Tenant shall permit Landlord and Landlord’s accountants and Landlord’s Mortgagee access to such Property records, with the right to make copies and excerpts therefrom upon reasonable advance notice to Tenant; provided, however, that Landlord and Tenant hereby stipulate and agree that all such records are proprietary information of Tenant and shall not be delivered to Ground Lessor or any other governmental entity or third party without the prior written consent of Tenant.

26.8         Captions. The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease or of any provisions thereof, or in any way affect this Lease.

26.9         Number and Gender. The use herein of (a) the singular shall include the plural, and (b) the neuter pronoun in any reference to Landlord or Tenant shall be deemed to include any individual Landlord or Tenant.

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26.10       Governing Law; Jurisdiction.         THIS LEASE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. LANDLORD AND TENANT STIPULATE THAT ALL DISPUTES ARISING FROM THIS LEASE SHALL BE RESOLVED IN THE FEDERAL DISTRICT COURT IN WHICH DISTRICT BRAZOS COUNTY, TEXAS IS LOCATED OR IN STATE COURT LOCATED IN BRAZOS COUNTY, TEXAS. In any legal proceeding regarding this Lease, including enforcement of any judgments, each of Landlord and Tenant irrevocably and unconditionally (a) submits to the jurisdiction of the state courts of law in Brazos County, Texas; (b) accepts the venue of such courts and waives and agrees not to plead any objection thereto; and (c) agrees that (1) service of process may be effected at the address specified for notice to Landlord and Tenant in this Lease, or at such other address of which either party hereto has been properly notified in writing, and (2) nothing herein will affect either party’s right to effect service of process in any other manner permitted by applicable law.

26.11       Landlord’s Expenses. Whenever Tenant requests Landlord to take any action not required of Landlord hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord’s reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing and taking the proposed action or consent, including reasonable attorneys’, engineers’ or architects’ fees, within 30 days after Landlord’s delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

26.12       Joint and Several Liability. If Tenant consists of more than one party (or if Tenant permits any other party to occupy the Property), each such party shall be jointly and severally liable for Tenant’s obligations under this Lease. All unperformed obligations of Tenant at the end of the Term of this Lease shall survive the end of the Term of this Lease, including payment obligations with respect to Rent and all obligations concerning the condition and repair of the Property.

26.13       No Merger. There shall be no merger of the leasehold estate hereby created with the ground-leasehold estate in the Property or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the ground-leasehold estate in the leasehold premises or any interest in such ground-leasehold estate.

26.14       No Mortgage or Joint Venture. Tenant and Landlord acknowledge and agree that this Lease is, in fact, a lease arrangement, and does not constitute a loan or a joint venture, and that Tenant has been represented by experienced legal counsel, who has advised Tenant of the rights and duties of Tenant. Tenant will not assert that the transaction evidenced hereby is a loan or a joint venture if Landlord or Landlord Mortgagee subsequently seeks to enforce its legal rights as a landlord.

26.15       Confidentiality. Each party hereto acknowledges that the terms and conditions of this Lease are to remain confidential for the other party’s benefit, and may not be disclosed by either party hereto to anyone, by any manner or means, directly or indirectly, without the other party’s prior written consent; however, each party hereto may disclose the terms and conditions of this Lease to its attorneys, accountants, employees and existing or prospective financial partners, or if required by Law or court order, provided all person or entities to whom either party hereto is permitted hereunder to disclose such terms and conditions are advised by the disclosing party of the confidential nature of such terms and conditions and agree to maintain the confidentiality thereof (in each case, prior to disclosure), except to the extent such disclosure is required by Laws or judicial order to be made to the public. Each party hereto shall be liable for any disclosures made in violation of this Section by such party or by any entity or individual to whom the terms of and conditions of this Lease were disclosed or made available by such party if the disclosing party failed to inform the recipient of such material of the confidential nature of the same. The consent by either party hereto to any disclosures shall not be deemed to be a waiver on the part of such party of any prohibition against any future disclosure. For clarification, Landlord and Tenant acknowledge that under the Ground Lease, Landlord may be obligated to release certain information relating to this Lease to Ground Lessor, which is a governmental entity subject to the Texas Public Information Act, as amended. The disclosure of any information relating to this Lease to Ground Lessor shall be made only if required by Laws and shall be submitted to Ground Lessor in a manner that seeks the maximum protection against disclosure as permitted under applicable exceptions set forth in such statute.

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26.16       Landlord’s Lien. In addition to any statutory landlord’s lien, now or hereafter enacted, Tenant grants to Landlord, to secure performance of Tenant’s obligations hereunder, a security interest in all of Tenant’s personal property now or hereafter situated in or upon, or used in connection with, the Property, and all proceeds thereof (except (a) Tenant’s rights and interests as licensee under that certain technology License Agreement with iBio Inc. as licensor; (b) merchandise sold in the ordinary course of business; and (c) the New Improvements Personalty) (collectively, the “Collateral”), and the Collateral shall not be removed from the Property without the prior written consent of Landlord until all obligations of Tenant have been fully performed. The Collateral includes specifically (subject to the exclusions listed in clauses (a), (b) and (c) above) all of the Replacement Property, Tenant’s furniture and trade and other fixtures, inventory, equipment, contract rights, accounts receivable and the proceeds thereof. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded to a secured party under the Uniform Commercial Code of the state in which the Property is located (the “UCC”). To the extent the UCC requires Landlord to give to Tenant notice of any act or event and such notice cannot be validly waived before a default occurs, then 5 days’ prior written notice thereof shall be reasonable notice of the act or event. In order to perfect such security interest, Landlord may file any financing statement or other instrument necessary at Tenant’s expense at the state and county Uniform Commercial Code filing offices. Tenant shall repair or replace any of the Collateral that is damaged and replace any of the Collateral that is worn out or obsolete. For the sake of clarity, neither items owned by customers of Tenant and located in the Property nor Property that is owned by Landlord shall constitute Collateral. Tenant may, in the ordinary course of business, dispose of any of the Collateral that is damaged, worn out or obsolete and Landlord’s lien and security interest in such damaged, worn out or obsolete item shall be released provided that, to the extent needed in connection with the operation of the Property or in the operation of Tenant’s business in the Property, Tenant has replaced the damaged, worn out or obsolete item with another item of equal or greater value and utility that becomes part of the Collateral.

26.17       Landlord Transfer. Subject to the terms of the Ground Lease, Landlord may transfer all or any portion of, or any of its interest in, the Property and its rights under this Lease. No such transfer will result in the termination of this Lease, Tenant’s rights hereunder or the subleasehold estate created hereby, all of which shall remain in full force and effect notwithstanding such transfer. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes in writing Landlord’s obligations hereunder arising from and after the transfer date. So long as Landlord or any Affiliate of Landlord is a member in Tenant, and no Event of Default then remains uncured under this Lease, prior to entering into a Cash Sale (defined below) Landlord will discuss with Tenant the proposed Cash Sale, but Landlord is not obligated to sell or offer to sell all or any portion of the Property to Tenant, nor is Tenant obligated to purchase or offer to purchase all or any portion of the Property from Landlord. As used herein, “Cash Sale” means a sale only for cash, or for cash plus a promissory note secured only by a mortgage lien on the Property (or portion thereof to be sold), to a person or entity that is not an Affiliate of Landlord, of all or any significant portion of the Property as a stand-alone transaction (i.e., not in connection with the transfer of any other real or personal property interests of Landlord or any Affiliate of Landlord). By way of illustration, but not by way of limitation, none of the following will constitute a Cash Sale: (a) a sale or other transfer to an Affiliate of Landlord; (b) an exchange transaction involving all or any portion of the Property and any real or personal property interest owned or to be acquired by a third party (including any deferred exchange transaction); (c) any contribution of all or any portion of the Property to the equity of a third party; (d) any transfer of all or any portion of the Property wherein the consideration to be received includes anything other than cash, or cash plus a promissory note secured only by a mortgage lien on the Property (or portions thereof to be transferred); (e) any transfer in connection with the transfer of other property interests of Landlord or any Affiliate of Landlord; (f) Landlord’s grant of any lien on or security interest in all or any portion of or any interest in the Property; (g) the foreclosure of any such lien or security interest or any transfer in lieu (or in partial lieu) of foreclosure; or (h) any merger, consolidation, reorganization or restructuring involving Landlord.

26.18       Counterparts. This Lease (and amendments to this Lease) may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Lease, the parties may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Lease to physically form one document.

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26.19       No Offer. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

26.20       Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, TENANT (ON BEHALF OF ITSELF AND ITS RESPECTIVE SUCCESSORS, ASSIGNS AND SUBTENANTS) AND LANDLORD EACH, AFTER CONSULTATION WITH COUNSEL, KNOWINGLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF OR WITH RESPECT TO THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. TENANT FURTHER WAIVES ITS RIGHTS TO INTERPOSE ANY COUNTERCLAIM OR OFFSET IN ANY SUMMARY PROCEEDING INSTITUTED BY LANDLORD BASED UPON NON-PAYMENT OF RENT, AND TENANT ACKNOWLEDGES THAT ANY SUCH COUNTERCLAIM OR OFFSET MUST BE BROUGHT IN A SEPARATE SUIT AGAINST LANDLORD.

26.21       Water or Mold Notification. To the extent Tenant or its agents or employees discover any water leakage, water damage or mold in or about the Property, Tenant shall promptly notify Landlord thereof in writing.

26.22       Determination of Charges. Landlord and Tenant agree that each provision of this Lease for determining charges and amounts payable by Tenant (including provisions regarding Additional Rent) is commercially reasonable and, as to each such charge or amount, constitutes a statement of the amount of the charge or a method by which the charge is to be computed for purposes of Section 93.012 of the Texas Property Code.

26.23       Prohibited Persons and Transactions. Tenant represents and warrants that neither Tenant nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Assets Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Nationals and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not Transfer this Lease to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities.

26.24       WAIVER OF CONSUMER RIGHTS. TENANT HEREBY WARRANTS AND REPRESENTS TO LANDLORD THAT EITHER (a) TENANT IS A BUSINESS CONSUMER THAT HAS ASSETS OF $25 MILLION OR MORE OR IS CONTROLLED BY A CORPORATION OR OTHER ENTITY WITH ASSETS OF $25 MILLION OR MORE OR (b) (1) TENANT IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION VIS-À-VIS LANDLORD, (2) TENANT IS REPRESENTED BY LEGAL COUNSEL IN ENTERING INTO THIS LEASE, AND (3) TENANT’S LEGAL COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED OR SELECTED BY LANDLORD OR AN AGENT OR AFFILIATE OF LANDLORD. TENANT HEREBY WAIVES ALL ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES – CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ. OF THE TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF TENANT’S OWN SELECTION, TENANT VOLUNTARILY ADOPTS THIS WAIVER.

26.25       Security Service. Tenant acknowledges and agrees that Landlord is not providing any security services with respect to the Property and that Tenant shall be solely responsible for providing security for the Property, its personal property and Tenant. Tenant may, at Tenant’s cost and expense, install security monitors at the ingress/egress points to the Property or any building constructed thereupon. For all purposes under this Lease, such security devices shall be deemed to be Tenant’s equipment. TENANT AND EACH PARTY CLAIMING BY, THROUGH OR UNDER TENANT HEREBY RELEASES FROM LIABILITY LANDLORD AND ITS AGENTS AND REPRESENTATIVES AND WAIVES ALL LOSSES AND CLAIMS (WHETHER UNDER THEORIES OF STRICT LIABILITY, TORT OR OTHERWISE) THAT TENANT OR SUCH OTHER PARTY NOW OR HEREAFTER HAVE AGAINST LANDLORD AND ITS AGENTS AND REPRESENTATIVES FOR ANY LOSS ARISING OUT OF OR RELATED TO LANDLORD’S FAILURE TO PROVIDE ANY SECURITY SERVICE IN, AT OR FOR THE PROPERTY. Sections 9 and 16 of this Lease shall govern Tenant’s installation, maintenance and Landlord’s removal rights with respect to any such security devices or connections.

39

26.26       No Construction Contract. Landlord and Tenant acknowledge and agree that this Lease, including all exhibits a part hereof, is not a construction contract or an agreement collateral to or affecting a construction contract.

26.27       Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

Exhibit A	-	Description of the Land
Exhibit B	-	Percentage Rent
Exhibit C	-	Form of Tenant Estoppel Certificate
Exhibit D	-	Form of Memorandum of Lease

26.28       Indemnification. All of the indemnity provisions in this Lease shall survive termination or expiration of this Lease, and such indemnities shall include both third party claims and direct claims between the parties.

27.         Ground Lease.

27.1         Copy of Ground Lease. Tenant has been provided with a copy of the Ground Lease and has had an opportunity to review it. This Lease is subject and subordinate in all respects to the Ground Lease.

27.2         Obligations under Ground Lease. Tenant hereby assumes and shall perform all of the obligations of the “Tenant” under the Ground Lease other than the obligation to pay “Base Rent” thereunder. If Tenant fails to perform any such obligations, Landlord may do so and recover from Tenant the reasonable amounts spent by Landlord in doing so together with interest thereon at the Default Rate. Upon discussion with Tenant, Landlord shall use all commercially reasonable efforts to exercise and enforce, at Tenant’s expense, all of Landlord’s rights as tenant under the Ground Lease, including but not limited to rights relating to Ground Lessor’s obligations, approvals and other actions as landlord under the Ground Lease. If either party to this Lease receives a written or electronic communication from Ground Lessor relating to or affecting the Ground Lease, this Lease or the Property, such party shall promptly deliver a copy of such communication to the other party hereto.

27.3         Expiration or Termination of Ground Lease. The expiration or termination of the Ground Lease will entitle Landlord to terminate this Lease.

27.4         No Termination or Amendment to Ground Lease. Landlord shall not voluntarily terminate the Ground Lease or amend the Ground Lease (other than with respect to Rent which Landlord is obligated to pay) if any such amendment would have a material adverse effect on the rights of Tenant under this Lease.

27.5         Payment of Base Rent under Ground Lease. Landlord shall pay “Base Rent” as and when due under the Ground Lease. If Landlord fails to do so, Tenant may do so and, at its election, offset against any Rent due to Landlord hereunder or recover directly from Landlord, the reasonable amounts incurred by Tenant in connection with curing Landlord’s failure to do so together with interest thereon at the Default Rate.

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LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PROPERTY IS SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PROPERTY OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

Executed as of the date first written above.

LANDLORD:	COLLEGE STATION INVESTORS LLC, a Texas limited liability company
By: Third Palm LLC, a Delaware limited liability company, its manager

	By:	/s/ Timothy J. Sullivan
	Name:	Timothy J. Sullivan
	Title:	CFO

TENANT:	IBIO CMO LLC, a Delaware limited liability company

	By:	/s/ Robert L. Erwin
	Name:	Robert L. Erwin
	Title:	Manager

EXHIBIT A

LEGAL DESCRIPTION OF LAND

All that certain lot, tract or parcel of land being 21.401 acres situated in the J.H. Jones Survey, Abstract No. 26, Brazos County, Texas, and being all of that certain called 21.401 acre tract as described in Memorandum of Lease between The Board of Regents of The Texas A&M University System and TEXAS BIOPROPERTIES, LP, as recorded in Volume 9536, Page 255 of the Official Records of Brazos County, Texas, said 21.401 acre tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2" Iron Rod with Cap found in the southwest right-of-way line of South Traditions Drive as described in Volume 9267, Page 132 for the most northerly corner, said corner being the most easterly corner of the Texas A&M University System called 198.0559 acre tract as described in Volume 7988, Page 209;

THENCE S 51°09'57" E, along the southerly Right-of-Way line of said South Traditions Drive a distance of 125.17 feet to a 1/2" Iron Rod with Cap found for point of curvature;

THENCE continuing along the southerly Right-of-Way line of said South Traditions Drive around a curve in a counterclockwise direction having a delta angle of 40°38'12", an arc distance of 425.55 feet, a radius of 600.00 feet, and a chord of S 71°29'03" E, a distance of 416.68 feet to a 1/2" Iron Rod with Cap found for the northeast corner;

THENCE S 1°48'09" E, a distance of 221.86 feet to a 1/2" Iron Rod with Cap found for angle point;

THENCE S 48°08'12" E, a distance of 429.28 feet to a 1/2" Iron Rod with Cap found for the most easterly corner, said corner being located in the southeast City of Bryan City Limits Line as per deed described in Volume 3481, Page 81, said corner also being located in the northwest Right-of-Way line of HSC Parkway;

THENCE S 41°51'48" W, along the City Limits Line a distance of 464.43 feet to a 1/2" Iron Rod with Cap found for a point of curvature;

THENCE around a curve in a clockwise direction having a delta angle of 31°10'07", an arc distance of 401.19 feet, a radius of 737.50 feet, and a chord of S 57°26'51" W, a distance of 396.27 feet to a 1/2" Iron Rod with Cap found for the most southerly corner;

THENCE N 47°19'28" W, a distance of 981.81 feet to a 1/2" Iron Rod with Cap found in the southeast line of said called 198.0559 acre tract, a 1/2" Iron Rod with Cap found for the most southerly corner of said called 198.0559 Acre Tract bears S 41°44'03" W a distance of 1412.75 feet;

THENCE N 41°44'03" E, along the southeast line of said called 198.0559 acre tract a distance of 820.96 feet to the PLACE OF BEGINNING AND CONTAINING AN AREA OF 21.401 ACRES OF LAND MORE OR LESS.

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EXHIBIT B

PERCENTAGE RENT

	Percentage Rent Rate	Annual Gross Sales Range (in US$)

Tier 1	7%	-	5,000,000

Tier 2	6%	5,000,001	25,000,000

Tier 3	5%	25,000,001	50,000,000

Tier 4	4%	50,000,001	100,000,000

Tier 5	3%	100,000,001	500,000,000

For illustration purposes, if Gross Sales are $27,000,000, Percentage Rent would be calculated as follows: Tier 1 [7% of the first $5,000,000 of Gross Sales = $350,000], plus Tier 2 [6% of Gross Sales between $5,000,000 and $25,000,000 = $1,200,000], plus Tier 3 [5% of Gross Sales between $25,000,000 and $27,000,000 = $100,000], for a total Percentage Rent of $1,650,000.

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EXHIBIT C

FORM OF TENANT ESTOPPEL CERTIFICATE

The undersigned is the Tenant under the Lease (defined below) between College Station Investors, LLC, a Texas limited liability company, as Landlord, and the undersigned as Tenant, for the Property located at 8800 Health Science Center Parkway, Bryan, Brazos County, Texas, and hereby certifies as follows:

1.          The Lease consists of the original Lease Agreement dated as of January 13, 2016, between Tenant and Landlord[‘s predecessor-in-interest] and the following amendments or modifications thereto (if none, please state “none”):

The documents listed above are herein collectively referred to as the “Lease” and represent the entire agreement between the parties with respect to the Property. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

2.          The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

3.          The initial term of the Lease commenced on January 13, 2016, and expires, excluding any renewal options, on March 6, 2050, plus one 10-year renewal option, and Tenant has no option to purchase all or any part of the Property or any option to terminate or cancel the Lease.

4.          Tenant currently occupies the Property described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Property nor entered into any license or concession agreements with respect thereto except as follows (if none, please state “none”):

5.          All quarterly installments of Base Rent and Percentage Rent and all Additional Rent have been paid when due through                                              .          The current quarterly installment of Base Rent is

$                              .

6.          All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.

7.          As of the date hereof, there are no existing defenses or offsets, or, to Tenant’s knowledge, claims or any basis for a claim, that Tenant has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

8.          No quarterly installment of rental has been paid more than 30 days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.

9.          If Tenant is a corporation, partnership, limited liability company or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is and will remain during the Term of this Lease a duly formed and existing entity qualified to do business in the state in which the Property is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

C-1

10.        There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

11.        Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Property, Tenant has not used or stored any hazardous substances in the Property.

12.        All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by Tenant and all reimbursements and allowances due to Tenant under the Lease in connection with any tenant improvement work have been paid in full.

Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord’s Mortgagee, Tenant’s Mortgagee or to a prospective mortgagee of or prospective purchaser from Landlord, and their respective successors and assigns, and acknowledges that Landlord, Landlord’s Mortgagee, Tenant’s Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan secured by either Tenant’s or Landlord’s interest in the Property arising under the Lease or acquiring the Property and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring the Property.

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C-2

Executed as of                                 , 20          .

TENANT:	a

By:
Name:
Title:

C-3

EXHIBIT D

FORM OF MEMORANDUM OF LEASE

THIS MEMORANDUM OF SUBLEASE (this “Memorandum”) is made effective as of January , 2016 (the “Effective Date”), by and between COLLEGE STATION INVESTORS LLC, a Texas limited liability company (“Landlord”), and IBIO CMO LLC, a Delaware limited liability corporation (“Tenant”).

1.            Property. Landlord and Tenant have entered into a Sublease Agreement (the “Lease”) dated of even date herewith, covering and describing that certain tract of land, containing approximately 21.401 acres of land, together with all improvements and fixtures now or hereafter situated thereon and all easements appurtenant thereto, located in Brazos County, Texas, which tract of land is more particularly described on Exhibit “A” attached hereto (collectively, the “Lease Premises”).

2.             Term. The Lease has an initial term of ending on March 6, 2050. Tenant has an option to renew and extend the term of the Lease for one additional ten (10) year term, subject to the terms and conditions set forth in the Lease.

3.	Incorporation of Lease.

(a)          This Memorandum is for informational purposes only and nothing contained herein shall be deemed to in any way modify or otherwise affect any of the terms and conditions of the Lease, the terms of which are incorporated herein by reference. This Memorandum is merely a memorandum of the Lease and is subject to all of the terms, provisions and conditions of the Lease. In the event of any inconsistency between the terms of the Lease and this Memorandum, the terms of the Lease shall prevail.

(b)          The Lease is a sublease that is expressly made subordinate to that certain Ground Lease Agreement referred to in the Memorandum of Lease dated March 8, 2010, between The Board of Regents of The Texas A&M University System, as landlord, and Texas Bioproperties, LP, recorded in Vol. 9536, P. 255, Official Public Records of Brazos County, Texas, as amended by the Estoppel Certificate and Amendment to Ground Lease dated December 22, 2015. Such Ground Lease Agreement, as amended, has been assigned to Landlord herein by Special Warranty Deed and Assignment of Ground Lease dated as of December 22, 2015, from Texas Bioproperties, LP, and Caliber BioTherapeutics, LLC, to Landlord, recorded under Document No. 2015-1251621 in the Official Records of Brazos County, Texas.

(c)          NOTICE IS HEREBY GIVEN THAT LANDLORD SHALL NOT BE LIABLE FOR ANY LABOR OR MATERIALS FURNISHED TO OR FOR THE TENANT. FURTHERMORE, NOTICE IS HEREBY GIVEN TO TENANT AND TENANT’S MECHANICS, LABORERS AND MATERIALMEN WITH RESPECT TO THE PROPERTY (AS DEFINED IN THE LEASE) THAT NO MECHANIC’S, MATERIALMAN’S OR LABORER’S LIEN SHALL ATTACH TO OR AFFECT THE REVERSION OR OTHER INTEREST OF LANDLORD IN OR TO THE PROPERTY.

(d)          Nothing in the Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of Landlord’s interest in the Lease or its estate as sublandlord thereunder in the Property or any part thereof. Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of “landlord-tenant” (thereby excluding a relationship of “owner-contractor,” “owner-agent” or other similar relationships) and that Tenant is not authorized to act as Landlord’s common law agent or construction agent, or to encumber Landlord’s estate thereunder in connection with any work performed on the Property. Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant, any contractor or subcontractor of Tenant or any Tenant Party (as defined in the Lease) for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Property, at any time from the date hereof until the end of the Term (as defined in the Lease), are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing in the Lease shall be deemed a consent by Landlord to any liens being placed upon Landlord’s interest in the Lease or its estate thereunder in the Property due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or materialman any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work.

D-1

4.          Binding Effect. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the patties hereto and their respective heirs, personal representatives, successors and assigns.

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D-2

EXECUTED in multiple counterpart originals on the dates of the acknowledgments set forth below; to be effective, however, for all purposes, as of the Effective Date set forth above.

LANDLORD:

COLLEGE STATION INVESTORS LLC,
A Texas limited liability company
By:	Third Palm LLC,
A Delaware limited liability company Its Manager

By:
Name:	Tim Sullivan
Title:	CFO

STATE OF                                          §

COUNTY OF                                      §

This instrument was acknowledged before me, the undersigned authority, this day of January, 2016, by Tim Sullivan, Chief Financial Officer of Third Palm LLC, a Delaware limited liability company, manager of College Station Investors LLC, a Texas limited liability company, on behalf of said limited liability company.

(SEAL)

Notary Public in and for

(REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

[TENANT’S SIGNATURE ON FOLLOWING PAGE]

D-3

TENANT:

IBIO CMO LLC
a Delaware limited liability company

By:	iBio Inc.,
A Delaware corporation, Manager

By:
	Name:	Robert B. Kay
	Title:	CEO

STATE OF                                            §

COUNTY OF                                        §

This instrument was acknowledged before me, the undersigned authority, this day of January, 2016, by Robert B. Kay, Chief Executive Officer of iBio, Inc., a Delaware corporation, in its capacity as Manager of iBio CMO LLC, a Delaware limited liability company, on behalf of said limited liability company.

(SEAL)

Notary Public in and for

Printed Name:
My Commission Expires:

After Recording, Please Return To:

Cassie B. Stinson Boyar Miller

4265 San Felipe, Ste. 1200

Houston, TX 77027

D-4

EXHIBIT A

LEGAL DESCRIPTION OF LAND

All that certain lot, tract or parcel of land being 21.401 acres situated in the J.H. Jones Survey, Abstract No. 26, Brazos County, Texas, and being all of that certain called 21.401 acre tract as described in Memorandum of Lease between The Board of Regents of The Texas A&M University System and TEXAS BIOPROPERTIES, LP, as recorded in Volume 9536, Page 255 of the Official Records of Brazos County, Texas, said 21.401 acre tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2" Iron Rod with Cap found in the southwest right-of-way line of South Traditions Drive as described in Volume 9267, Page 132 for the most northerly corner, said corner being the most easterly corner of the Texas A&M University System called 198.0559 acre tract as described in Volume 7988, Page 209;

THENCE S 51°09'57" E, along the southerly Right-of-Way line of said South Traditions Drive a distance of 125.17 feet to a 1/2" Iron Rod with Cap found for point of curvature;

THENCE continuing along the southerly Right-of-Way line of said South Traditions Drive around a curve in a counterclockwise direction having a delta angle of 40°38'12", an arc distance of 425.55 feet, a radius of 600.00 feet, and a chord of S 71°29'03" E, a distance of 416.68 feet to a 1/2" Iron Rod with Cap found for the northeast corner;

THENCE S 1°48'09" E, a distance of 221.86 feet to a 1/2" Iron Rod with Cap found for angle point;

THENCE S 48°08'12" E, a distance of 429.28 feet to a 1/2" Iron Rod with Cap found for the most easterly corner, said corner being located in the southeast City of Bryan City Limits Line as per deed described in Volume 3481, Page 81, said corner also being located in the northwest Right-of-Way line of HSC Parkway;

THENCE S 41°51'48" W, along the City Limits Line a distance of 464.43 feet to a 1/2" Iron Rod with Cap found for a point of curvature;

THENCE around a curve in a clockwise direction having a delta angle of 31°10'07", an arc distance of 401.19 feet, a radius of 737.50 feet, and a chord of S 57°26'51" W, a distance of 396.27 feet to a 1/2" Iron Rod with Cap found for the most southerly corner;

THENCE N 47°19'28" W, a distance of 981.81 feet to a 1/2" Iron Rod with Cap found in the southeast line of said called 198.0559 acre tract, a 1/2" Iron Rod with Cap found for the most southerly corner of said called 198.0559 Acre Tract bears S 41°44'03" W a distance of 1412.75 feet;

THENCE N 41°44'03" E, along the southeast line of said called 198.0559 acre tract a distance of 820.96 feet to the PLACE OF BEGINNING AND CONTAINING AN AREA OF 21.401 ACRES OF LAND MORE OR LESS.

D-5